Exhibit 99.1
AGREEMENT
Between
NEW YORK CITY DEPARTMENT OF HEALTH AND MENTAL
HYGIENE
And
PRISON HEALTH SERVICES, INC.
PIN: 11PR058901R0X00
Maximum Authorized Amount (MAB): $67,661,544.00
By
NEGOATIATED ACQUISITION EXTENSION

THIS EXTENSION AGREEMENT, (the “Extension Agreement”), effective as of January 1, 2011 between the CITY OF NEW YORK (“City”) acting by and through its Department of Health and Mental Hygiene (“Department”) having its principal office located at 125 Worth Street, New York, NY 10013 and Prison Health Services, Inc. (“PHS, Inc.”), a business corporation having its principal office located at 105 Westpark Drive, Suite 200, Brentwood, TN 37027; PHS Medical Services, P.C. (“PHS Medical”) a professional corporation having its principal office at 49-04 19th Avenue, Astoria, New York 11105; and PHS Dental Services, P.C. (“PHS Dental”) a professional corporation with a primary office at 192 West State Street, Trenton, NJ, 08608 (PHS, Inc., PHS Medical, and PHS Dental collectively, the “Contractors”) (each a “Party”, collectively, the “Parties”).
WITNESSETH
WHEREAS, the Parties entered into an Agreement (the “Agreement”) for the Contractors to provide health and related services for individuals incarcerated in facilities managed and controlled by the New York City Department of Corrections for the period of January 1, 2005 through December 31, 2007, with a three (3) year renewal option through December 31, 2010, which has been exercised;
WHEREAS, in order to ensure continuity of services, pursuant to Section 3-04(b)(2)(iii) of the Procurement Policy Board Rules, the Parties wish to extend the Term of the Agreement for a twenty-four (24) month period from January 1, 2011 through December 31, 2012;
WHEREAS, the Contractors and their subcontractors satisfactorily performed the services set forth in the Agreement; and
WHEREAS, the Contractors are willing and able to continue providing the services contemplated in the Agreement.
NOW, THEREFORE, it is mutually agreed by the Parties to extend the term of the Agreement and amend certain terms as follows:
1.	Unless otherwise stated herein, all defined terms in this Extension shall have the same meaning as set forth in the Agreement annexed hereto as Exhibit 1 and incorporated herein.

2.	Except as provided herein, all terms and conditions of the Agreement remain unchanged and in full force and effect.

3.	The Agreement is hereby extended for twenty-four (24) months, from January 1, 2011 through December 31, 2012.

4.	Part I, Section I of the Agreement is deleted and replaced in its entirety with the following:

“I. TERM
The term of this Agreement shall be from January 1, 2011 through December 31, 2012. This contract shall be deemed executory only to the extent of the monies appropriated and made available for the purpose of this contract, and no liability on account thereof shall be incurred by the City beyond the amount of such monies. It is understood that neither this contract nor any representation by any public employee or officer, creates any legal or moral obligation to request, appropriate or make available additional monies for the purpose of the contract.”

5.	The first five paragraphs of Part I, Section IV(A) of the Agreement are amended to read as follows:

“A. Maximum Reimbursable Amount. The total Maximum Reimbursable Amount (“MRA”) for the term of this Agreement shall not exceed $309,525,039 in accordance with the Budget contained in Annex B which is attached hereto and hereby made a part of this Agreement. The total Maximum Reimbursable Amount shall be the total of the Maximum Authorized Budget (“MAB”) plus the amounts allocated for the DOC facilities presently closed plus the amounts allocated to reimburse the Contractors for additional services, staff and equipment allowed herein. Subject to the provisions of Article A(1) below, the MAB may be increased to the extent additional funding is made available and the Contractors request and justify such increase.

PHS, Inc. shall be paid $16,915,386 during the first Fiscal Period beginning on January 1, 2011 and ending June 30, 2011 (“First Fiscal Period”); $33,830,772 during the second Fiscal Period beginning July 1, 2011 and ending on June 30, 2012 (“Second Fiscal Period”); and $16,915,386 during the final Fiscal Period beginning July 1, 2011 and ending December 31, 2011 (“Final Fiscal Period”) for the actual costs of the contract services required of PHS, Inc. under this Agreement consistent with the Budget annexed hereto as Annex B.

Included in such payment is the sum of $5,500,000 to be paid annually to PHS, Inc. as a fee (the “Administrative Fee”) for the administrative and management services required by this Agreement, including the administrative and management services provided by PHS, Inc. to the Clinical Contractors. PHS, Inc. shall not provide any clinical services under this Agreement. In accordance with New York law and regulations, the Clinical Contractors shall be solely responsible for all such clinical services.

PHS Medical shall be paid $45,060,080 during the First Fiscal Period; $91,908,389.00 during the Second Fiscal Period; and $46,678,678 during the Final Fiscal Period for the actual costs of the contract services required of PHS Medical under this Agreement consistent with the Budget annexed hereto as Annex B.

PHS Dental shall be paid $973,499 during the First Fiscal Period; $1,946,997.00 during the Second Fiscal Period; and $973,499 during the Final Fiscal Period for the actual costs of the contract services required of PHS Dental under this Agreement consistent with the Budget annexed hereto as Annex B.”

6.	The sixth paragraph of Part I, Section IV(A) of the Agreement is amended to read as follows:

“Funding for the Second Fiscal Period and Final Fiscal Period are each subject to the availability of funds, performance on the part of the Contractors and all approvals required by law.”

7.	The remainder of Part I, Section IV(A) remains unchanged except as stated herein.

8.	Part I, Section IV(F) is amended and replaced in its entirety with the following:

“F. Reports. Notwithstanding any other reporting requirements, PHS, Inc. on behalf of itself and, as the management services provider for the Clinical Contractors shall be responsible for the timely completion and submission to the Department of all Reports listed in Attachment 3. The Department may amend Attachment 3 at its sole discretion, after consulting with the Contractors. Attachment 3, and any amendments thereto, shall be incorporated herein by reference without the need for contract amendment.”

9.	A new Paragraph F is added to Part I, Section XII which reads as follows:

“F. Section 8.03 of Part II shall not apply to situations and circumstances covered under Paragraph A of this Section XII above.”

10.	Annex A, Section VII.B.1 of the Scope of Services is amended and replaced in its entirety with the following:

“1. The Department may, in its sole reasonable discretion elect to increase Staffing and or modify Staffing set forth in Attachment 1 or 1-A, after consulting with the Contractors. Modifications to the Staffing shall be conducted in accordance with Part I, Section XI.G and H of the Agreement.”

11.	Annex A, Section VII B.3 of the Scope of Services is amended and replaced in its entirety with the following:

“3. Any changes to the Budget as a result of modifications to the staffing requirements shall be made in accordance with Part I, Article IV.A.1.”

12.	A new Section 4 is added to Annex A, Section VII.B of the Scope of Services which reads as follows:

“4. Any changes to Attachment 1 and Attachment 1-A shall be incorporated herein by reference without the need for contract amendment.”

13.	Annex A, Section XXII.D.2 of the Scope of Services is amended to delete the words “January 2008” and replace them with “January 2011”.

14.	Annex B of the Agreement is deleted and replaced in its entirety with the updated Annex B annexed hereto as Exhibit 2 and incorporated herein.

15.	Attachment 1 of the Agreement is deleted and replaced in its entirety with the updated Attachment 1 annexed hereto as Exhibit 3 and incorporated herein.

16.	Attachment 2 of the Agreement is deleted and replaced in its entirety with the updated Attachment 2 annexed hereto as Exhibit 4 and incorporated herein.

17.	Part II of the Agreement is deleted and replaced in its entirety with the updated Part II annexed hereto as Exhibit 5 and incorporated herein.

18.	The Contractor shall submit to the Department on January 1, 2011 the following documents and reports required in the Agreement:
A.	A copy of the Contractors’ security policies, procedures and standards as required pursuant to Part I, Section XIII.F.

B.	The a copy of the Contractors’ disaster plan as required pursuant to Annex A, Section I.15 of the Scope of Services.

C.	The list of items deemed to be in substandard condition as required pursuant to Annex A, Section XXII.D.1 of the Scope of Services.

D.	The list of existing inventory of medical, surgical and pharmaceutical supplies as required pursuant to Annex A, Section XXIV.B of the Scope of Services.
19.	PROCUREMENT POLICY BOARD RULES

This Extension Agreement is subject to the Procurement Policy Board Rules, codified as Title 9 of the Rules of the City of New York, as amended (“PPBR”). In the event of a conflict between the PPBR and a provision of this Extension Agreement, the PPBR shall take precedence.

20.	APPROVALS
A.	This Extension Agreement shall not become effective or binding unless:
i.	Authorized by the Mayor; approved pursuant to the New York City Charter and the PPBR for contracts not subject to the public letting; and the Comptroller shall have endorsed his certificate that there remains unexpected and unapplied a balance of the appropriation of funds applicable hereto sufficient to pay the estimated expense of executing this Extension Agreement;

ii.	Approved by the Mayor pursuant to the provisions of the Executive Order No. 42, dated October 9, 1975 in the event the Executive Order requires such approval; and

iii.	Certified by the Mayor (Mayor’s Fiscal Committee created pursuant to Executive Order No. 43, dated October 14, 1975) that the performance thereof will be in accordance with the City’s financial plan.
21.	OTHER APPROVALS OR AUTHORIZATION

The requirement of this Article shall be in addition to, and not in lieu of, any approval or authorization otherwise required for this Extension Agreement to be effective and for the expenditures of City Funds.

22.	AFFIRMATION OF RESPONSIBILITY AND PAID TAXES

The Contractors affirm and declare that they are not in arrears to the City of New York upon any debt, contract or taxes and they are not defaulters, as a surety or otherwise, upon any obligation to the City of New York, and have not been declared not responsible, or disqualified, by any agency of the City of New York, nor is there any proceeding pending relating to the responsibility or qualification of the Contractors to receive public contracts except as otherwise stated in the affirmation pertaining to the foregoing which has been furnished to the Department.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the City has caused these presents to be executed by the Commissioner, and the Contractors have caused these presents to be executed by their duly authorized officers and their corporate seals to be hereunto affixed as of the Extension Effective Date.

THE CITY OF NEW YORK
BY:	/s/ Thomas Farley
Thomas A Farley, M.D., M.P.H.
Commissioner Department of Health and Mental Hygiene

PRISON HEALTH SERVICES, INC.

(Corporate Seal)	BY:	/s/ Richard Hallworth

TITLE: President and CEO

PHS MEDICAL SERVICES, P.C.

(Corporate Seal)	BY:	/s/ Alvin Glick MD

TITLE: President

PHS DENTAL SERVICES, P.C.

(Corporate Seal)	BY:	Leslie A. Hayling

TITLE: President
Approved as to Form
Certified as to Legal Authority

/s/ Steve Stein Cushman
Acting Corporation Counsel
Date: October 4, 2010

STATE OF NEW YORK	)
: SS.:
COUNTY OF NEW YORK	)
          On this 14th day of October, 2010, before me personally came Thomas A. Farley, M.D., M.P.H., to me know and known to me to be the Commissioner of the New York City Department of Health and Mental Hygiene and the same person who executed the foregoing document, and he acknowledged that he executed the foregoing document on behalf of the City of New York and the Department of Health and Mental Hygiene pursuant to the authority vested in him for the purpose herein mentioned.

/s/ Paul Romain
Notary Public

STATE OF TENNESSEE	)
: SS.:
COUNTY OF WILLIAMSON	)
          On this 7th day of October, 2010, before me personally came Richard Hallworth, to me know and known to me to be the President and CEP of Prison Health Services, Inc. and the same person who executed the foregoing document, and she/he acknowledged that she/he executed the foregoing document on behalf of Prison Health Services, Inc. pursuant to the authority vested in her/him for the purpose herein mentioned.

/s/ Brenda W. Henderson
Notary Public

STATE OF NEW YORK	)
: SS.:
COUNTY OF QUEENS	)
          On this 6th day of October, 2010, before me personally came Alvin Glick, to me know and known to me to be the President of PHS Medical Services, P.C. and the same person who executed the foregoing document, and she/he acknowledged that she/he executed the foregoing document on behalf of PHS Medical Services, P.C. pursuant to the authority vested in her/him for the purpose herein mentioned.

/s/ Cecilia Lewis
Notary Public

STATE OF NEW YORK	)
: SS.:
COUNTY OF QUEENS	)
          On this 6th day of October, 2010, before me personally came Leslie A. Hayling, to me know and known to me to be the President of PHS Dental Services, P.C. and the same person who executed the foregoing document, and she/he acknowledged that she/he executed the foregoing document on behalf of PHS Dental Services, P.C. pursuant to the authority vested in her/him for the purpose herein mentioned.

/s/ Cecilia Lewis
Notary Public

EXHIBIT 1
THE AGREEMENT
AND ALL PREVIOUS AMENDMENTS IF APPLICABLE
INCORPORATED BY REFERENCE

EXHIBIT 2
UPDATED ANNEX B OF THE AGREEMENT

Annex B
January 1, 2011 through June 30, 2011
Fiscal Year 2011

		Closed Facilities	Maximum
	Maximum	and Special	Reimbursable
Line Item	Authorized Budget	Project	Amount

PHS INC
Personnel Services	$7,429,894	$1,933,226	$9,363,120
Fringe Benefits	$2,797,598	$596,429	$3,394,027

Total Personnel Services	$10,227,492	$2,529,655	$12,757,147
Other Than Personnel Services	$3,937,894	$334,946	$4,272,840
Indirect Fee	$2,750,000	$—	$2,750,000

Fiscal Year Budget Total	$16,915,386	$2,864,601	$19,779,987

PHS MED PC
Personnel Services	$33,300,335	$7,669,145	$40,969,480
Fringe Benefits	$11,380,333	$2,501,354	$13,881,687

Total Personnel Services	$44,680,669	$10,170,499	$54,851,167
Other Than Personnel Services	$379,412	$274,146	$653,558

Fiscal Year Budget Total	$45,060,080	$10,444,645	$55,504,725

PHS DENTAL PC
Personnel Services	$731,954	$209,136	$941,090
Fringe Benefits	$241,545	$62,206	$303,751

Total Personnel Services	$973,499	$271,342	$1,244,841
Other Than Personnel Services	$—	$—	$—

Fiscal Year Budget Total	$973,499	$271,342	$1,244,841

Grand Total FY Budget	$62,948,965	$13,580,588	$76,529,553

Annex B-1

Annex B
July 1, 2011 through June 31, 2012
Fiscal Year 2012

		Closed Facilities	Maximum
	Maximum	and Special	Reimbursable
Line Item	Authorized Budget	Project	Amount

PHS INC
Personnel Services	$14,859,788	$3,866,452	$18,726,240
Fringe Benefits	$5,595,195	$1,192,859	$6,788,054

Total Personnel Services	$20,454,983	$5,059,311	$25,514,294
Other Than Personnel Services	$7,875,789	$669,891	$8,545,680
Indirect Fee	$5,500,000	$—	$5,500,000

Fiscal Year Budget Total	$33,830,772	$5,729,202	$39,559,974

PHS MED PC
Personnel Services	$67,521,861	$15,338,289	$82,860,150
Fringe Benefits	$23,627,705	$5,002,708	$28,630,413

Total Personnel Services	$91,149,566	$20,340,997	$111,490,563
Other Than Personnel Services	$758,823	$548,293	$1,307,116

Fiscal Year Budget Total	$91,908,389	$20,889,290	$112,797,679

PHS DENTAL PC
Personnel Services	$1,463,908	$418,272	$1,882,180
Fringe Benefits	$483,089	$124,413	$607,502

Total Personnel Services	$1,946,997	$542,685	$2,489,682
Other Than Personnel Services	$—	$—	$—

Fiscal Year Budget Total	$1,946,997	$542,685	$2,489,682

Grand Total FY Budget	$127,686,158	$27,161,177	$154,847,335

Annex B-2

Annex B
July 1, 2012 through December 31, 2012
Fiscal Year 2013

		Closed Facilities	Maximum
	Maximum	and Special	Reimbursable
Line Item	Authorized Budget	Project	Amount

PHS INC
Personnel Services	$7,429,894	$1,933,226	$9,363,120
Fringe Benefits	$2,797,598	$596,429	$3,394,027

Total Personnel Services	$10,227,492	$2,529,655	$12,757,147
Other Than Personnel Services	$3,937,894	$334,946	$4,272,840
Indirect Fee	$2,750,000	$—	$2,750,000

Fiscal Year Budget Total	$16,915,386	$2,864,601	$19,779,987

PHS MED PC
Personnel Services	$34,101,592	$7,669,145	$41,770,737
Fringe Benefits	$12,197,674	$2,501,354	$14,699,028

Total Personnel Services	$46,299,266	$10,170,499	$56,469,765
Other Than Personnel Services	$379,412	$274,146	$653,558

Fiscal Year Budget Total	$46,678,678	$10,444,645	$57,123,323

PHS DENTAL PC
Personnel Services	$731,954	$209,136	$941,090
Fringe Benefits	$241,545	$62,206	$303,751

Total Personnel Services	$973,499	$271,342	$1,244,841
Other Than Personnel Services	$—	$—	$—

Fiscal Year Budget Total	$973,499	$271,342	$1,244,841

Grand Total FY Budget	$64,567,562	$13,580,588	$78,148,151

Annex B-3

EXHIBIT 3
UPDATED ATTACHMENT 1 OF THE AGREEMENT
STAFFING

Staffing Pattern for
Robert N. Davoren Detention Center

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Health Services Administrator	8	8	8	8	8			40	1.0
Site Medical Director	8	8	8	8	8			40	1.0
Physician	16	16	16	16	16	8	8	96	2.4
Physician Assistant	16	16	16	16	16	8	8	96	2.4
Director of Nursing	8	8	8	8	8			40	1.0
Pharmacist — Float	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech — Float	12	12	12	12	12	8	8	76	1.9
RNs	20	16	16	24	24	8	8	116	2.9
LPNs	8	8	8	8	8	8	8	56	1.4
PCA	8	8	8	8	8	8	8	56	1.4
~~NA~~	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			~~40~~	0.0
Senior Psychiatrist	8	8	8	8	8			40	1.0
Psychiatrist	0	0	0	0	0	8	8	16	0.4
Mental Health Clinician	16	16	16	16	16	8	8	96	2.4
Mental Health Clerk	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			0	0.0
Unit Chief	8	8	8	8	8			40	1.0
Asst. Unit Chief	4	4	4	4	4			20	0.5
Clinical Supervisor	8	8	8	8	8		8	48	1.2
Medical Records Adminstrator	8	8	8	8	8			40	1.0
Medical Records Clerk	16	16	16	16	16	8	8	96	2.4
Administrative Assistant	8	8	8	8	8			40	1.0
EVENING SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech — Float	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech	4	4	4	4	4			20	0.5
RNs	8	8	8	8	8	8	8	56	1.4
LPNs	8	8	8	8	8	8	8	56	1.4
PCA	8	8	8	8	8	8	8	56	1.4
Psychiatrist~~—float~~	8	8	8	8	8			40	1.0
Psychiatrist	4	4	4	4	4			20	0.5
Mental Health Clinician	24	24	24	24	24			120	3.0
Mental Health Clerk	8	8	8	8	8			40	1.0
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
NIGHT SHIFT
Physician	8	16	16	16	16	16	8	96	2.4
RNs	8	8	8	8	8	8	8	56	1.4
LPNs	8	8	8	8	8	8	8	56	1.4
PCA	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
TOTAL HOURS/FTE per week								2060.0	51.5

Staffing Pattern for
Anna M. Kross Center

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Health Services Administrator	8	8	8	8	8			40	1.0
Site Medical Director	8	8	8	8	8			40	1.0
Asst. Medical Director	8	8	8	8	8			40	1.0
Physician	40	40	40	40	40	24	16	240	6.0
Physician Assistant	48	48	48	48	48	16	8	264	6.6
Director of Nursing	8	8	8	8	8			40	1.0
Pharmacist	16	16	16	16	16	16	16	112	2.8
Pharmacist — Float	8	8	8	8	8	0	0	40	1.0
Pharmacy Tech	36	36	36	36	36	40	40	260	6.5
Pharmacy Tech — Float	8	8	8	8	8	0	0	40	1.0
RNs	24	24	24	24	24	16	16	152	3.8
LPNs	24	24	24	24	24	32	32	184	4.6
PCA	16	16	16	16	16	8	8	96	2.4
NA	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			~~0~~	0.0
Senior Psychiatrist	16	16	16	16	16			80	2.0
Psychiatrist	24	24	24	24	24	32	32	184	4.6
Psychiatrist — float	8	8	8	8	8			40	1.0
Mental Health Clinician — float	24	24	24	24	24			120	3.0
Mental Health Clinician	32	32	32	32	32	32	32	224	5.6
Mental Health Manager	8	8	8	8	8			40	1.0
Asst. Mental Health Manager	16	16	16	16	16			80	2.0
Clinical Supervisor	16	16	16	16	16	16	16	112	2.8
Substance Abuse Counselor	16	16	16	16	16			80	2.0
Mental Health Secretary	8	8	8	8	8			40	1.0
Mental Health Clerk	8	8	8	8	8	12	8	60	1.5
Medical Records Adminstrator	8	8	8	8	8			40	1.0
Medical Records Clerk	16	16	16	16	16	8	8	96	2.4
Medical Records Clerk — Float	16	20	16	20	16	8	8	104	2.6
Administrative Assistant	8	8	8	8	8			40	1.0
EVENING SHIFT
Physician	16	16	16	16	16	24	16	120	3.0
Physician Assistant	24	24	24	24	24	16	8	144	3.6
Pharmacist	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech	36	36	36	36	36	36	36	252	6.3
Pharmacy Tech — Float	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8
LPNs	24	24	24	24	24	32	32	184	4.6
PCA	8	8	8	8	8	8	8	56	1.4
Psychiatrist	32	32	32	32	32	32	32	224	5.6
Clinical Supervisor	16	16	16	16	16	16	16	112	2.8
Mental Health Clinician	32	32	32	32	32	32	32	224	5.6
Substance Abuse Counselor	8	8	8	8	8			40	1.0
Mental Health Clerk	8	8	8	8	8			40	1.0
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk — Float	8	8	8	8	8	0	0	40	1.0
NIGHT SHIFT
Physician	16	16	16	16	16	16	8	104	2.6
Physician Assistant	16	16	16	16	16	16	16	112	2.8
RNs	16	16	16	16	16	16	16	112	2.8
LPNs	16	16	16	16	16	24	24	128	3.2
PCA	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk — Float	8	8	8	8	8	8	8	56	1.4
Mental Health Clinician	8	8	8	8	8	8	8	56	1.4
Psychiatrist	8	8	8	8	8	8	8	56	1.4
TOTAL HOURS/FTE per week								5340	133.50

Staffing Pattern for
Eric M. Taylor Center (previously CIFM)

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Health Services Administrator	8	8	8	8	8			40	1.0
Site Medical Director	8	8	8	8	8			40	1.0
Physician	28	28	28	28	28	8	8	156	3.9
Physician Assistant	24	24	24	24	24	16	16	152	3.8
Director of Nursing	8	8	8	8	8			40	1.0
Pharmacist	8	8	8	8	8	8	8	56	1.4
Pharmacist — float	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech	12	12	12	12	12	8	8	76	1.9
Pharmacy Tech — Float	8	8	8	8	8	0	0	40	1.0
RNs	16	16	16	16	16	8	8	96	2.4
LPNs	16	16	16	16	16	16	16	112	2.8
PCA	16	16	16	16	16	16	16	112	2.8
Nurses Aide	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~	~~0~~	0.0
Senior Psychiatrist	8	8	8	8	8			40	1.0
Psychiatrist	8	8	8	8	8	8	8	56	1.4
Mental Health Clinician	16	16	16	16	16	8	8	96	2.4
Mental Health Clerk	8	8	8	8	8			40	1.0
Unit Chief	8	8	8	8	8			40	1.0
Asst. Unit Chief	8	8	8	8	8			40	1.0
Clinical Supervisor	8	8	8	8	8	8	0	48	1.2
Medical Records Adminstrator	8	8	8	8	8			40	1.0
Medical Records Clerk	16	16	16	16	16	8	8	96	2.4
Medical Records Clerk- Float	8	8	8	8	8			40	1.0
Administrative Assistant	8	8	8	8	8			40	1.0
EVENING SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	16	16	16	16	16	8	8	96	2.4
Pharmacy Tech	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech — Float	0	0	0	0	0	4	4	8	0.2
RNs	16	16	16	16	16	8	8	96	2.4
LPNs	16	16	16	16	16	16	16	112	2.8
PCA	8	8	8	8	8	8	8	56	1.4
Psychiatrist—float	8	8	8	8	8			40	1.0
Mental Health Clinician	16	16	16	16	16	0	0	80	2.0
Substance Abuse Counselor	4	4	4	4	4			20	0.5
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk- Float	8	8	8	8	8			40	1.0
NIGHT SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	8	8	8	8	8	8	8	56	1.4
RNs	8	8	8	8	8	8	8	56	1.4
LPNs	16	16	16	16	16	16	16	112	2.8
PCA	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
TOTAL HOURS/FTE per week								2660.0	66.50

Staffing Pattern for
George Motchan Detention Center

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Health Services Administrator	8	8	8	8	8			40	1.0
Site Medical Director	8	8	8	8	8			40	1.0
Physician	24	24	24	24	24	8	8	136	3.4
Physician Assistant	24	24	24	24	24	8	8	136	3.4
Director of Nursing	8	8	8	8	8			40	1.0
Pharmacist	8	8	8	8	8	8	8	56	1.4
Pharmacist — Float	8	8	8	8	8	4	4	48	1.2
Pharmacy Tech	12	12	12	12	12	8	8	76	1.9
Pharmacy Tech — Float	8	8	8	8	8	8	0	48	1.2
RNs	8	8	8	8	8	8	8	56	1.4
LPNs	16	16	16	16	16	8	8	96	2.4
PCA	8	8	8	8	8			40	1.0
Senior Psychiatrist	8	8	8	8	8			40	1.0
Psychiatrist	12	12	12	12	12	8	8	76	1.9
Mental Health Clinician	24	24	24	24	24	8	8	136	3.4
Mental Health Clerk	8	8	8	8	8			40	1.0
Unit Chief	8	8	8	8	8			40	1.0
Asst. Unit Chief	4	4	4	4	4			20	0.5
Clinical Supervisor	8	8	8	8	8	0	0	40	1.0
Medical Records Adminstrator	8	8	8	8	8			40	1.0
Medical Records Clerk	16	16	16	16	16	4	4	88	2.2
Medical Records Clerk — Float	8	8	8	8	8			40	1.0
Administrative Assistant	8	8	8	8	8			40	1.0
EVENING SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	16	16	16	16	16	8	8	96	2.4
Pharmacy Tech	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8
Clinical Supervisor	4	4	4	4	4			20	0.5
Psychiatrist—float	8	8	8	8	8			40	1.0
Mental Health Clinician	24	24	24	24	24	0	0	120	3.0
Medical Records Clerk	8	8	8	8	8	4	4	48	1.2
NIGHT SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8

TOTAL HOURS/FTE per week								2128	53.20

Staffing Pattern for
George R. Vierno Center

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Health Services Administrator	8	8	8	8	8			40	1.0
Site Medical Director	8	8	8	8	8			40	1.0
Site DON	8	8	8	8	8			40	1.0
Physician	16	16	16	16	16	8	8	96	2.4
Physician Assistant	12	12	12	12	12	8	8	76	1.9
Pharmacist — Float	12	12	12	12	12	8	8	76	1.9
Pharmacy Tech — Float	8	8	8	8	8	8	8	56	1.4
RNs	12	12	12	12	12	8	8	76	1.9
LPNs	16	16	16	16	16	8	8	96	2.4
PCA	8	8	8	8	8			40	1.0
Senior Psychiatrist	8	8	8	8	8			40	1.0
Psychiatrist	8	8	8	8	8	8	8	56	1.4
Mental Health Clinician	58	58	58	58	58	16	16	322	8.1
Mental Health Clerk	8	8	8	8	8			40	1.0
Unit Chief (~~share w/West~~)	8	8	8	8	8			40	1.0
Asst. Unit Chief	4	4	4	4	4			20	0.5
Clinical Supervisor	20	20	20	20	20			100	2.5
Medical Records Adminstrator	8	8	8	8	8			40	1.0
Medical Records Clerk	8	8	8	8	8	4	4	48	1.2
Medical Records Clerk — Float			4	4	4			12	0.3
Administrative Assistant	8	8	8	8	8			40	1.0
EVENING SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech — Float	8	8	8	8	8	4	4	48	1.2
Pharmact Tech	4	4	4	4	4			20	0.5
RNs	8	8	8	8	8	8	8	56	1.4
LPNs	8	8	8	8	8	8	8	56	1.4
PCA Float	8	8	8	8	8			40	1.0
Psychiatrist	8	8	8	8	8			40	1.0
Mental Health Clinician	24	24	24	24	24	0	0	120	3.0
NIGHT SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
RNs	8	8	8	8	8	8	8	56	1.4
LPNs	8	8	8	8	8	8	8	56	1.4

TOTAL HOURS/FTE per week								1998	49.95

Staffing Pattern for
North Infirmary Command

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Health Services Administrator	8	8	8	8	8			40	1.0
Site Medical Director	8	8	8	8	8			40	1.0
Physician	40	40	40	40	40	8	8	216	5.4
~~ID Specialist~~	~~4~~	~~4~~	~~4~~	~~4~~	~~4~~			~~0~~	~~0.0~~
Physician Assistant	24	24	24	24	24	8	8	136	3.4
Director of Nursing	8	8	8	8	8			40	1.0
Pharmacist — Float	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech — Float	12	12	12	12	12	8	8	76	1.9
RNs	40	40	40	40	40	32	32	264	6.6
LPNs	24	24	24	24	24	24	24	168	4.2
PCA	4	4	4	4	4			20	0.5
Nurse Aides	24	24	24	24	24	24	24	168	4.2
Senior Psychiatrist	8	8	8	8	8			40	1.0
Mental Health Clinician—float	8	8	8	8	12			44	1.1
Mental Health Clinician	8	8	8	8	8			40	1.0
Mental Health Clinician — AMOU						4	4	8	0.2
Mental Health Clerk	~~4~~	~~4~~	~~4~~	~~4~~	~~4~~			0	0.0
Unit Chief Infirm.~~(sharewNIC Main)~~	8	8	8	8	8			40	1.0
Medical Records Adminstrator	8	8	8	8	8			40	1.0
Medical Records Clerk	8	8	8	8	8	4	4	48	1.2
Medical Records Clerk — Float	8	8	8	8	8			40	1.0
Administrative Assistant	8	8	8	8	8			40	1.0
EVENING SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech — Float	8	8	8	8	8	4	4	48	1.2
RNs	32	32	32	32	32	24	24	208	5.2
LPNs	24	24	24	24	24	24	24	168	4.2
Nurse Aides	24	16	16	24	24	16	16	136	3.4
Medical Records Clerk	8	8	8	8	8	4	4	48	1.2
Mental Health Clinician — AMOU	8	8	8	8	8			40	1.0
NIGHT SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	0	0	0	0	0	8	8	16	0.4
RNs	32	32	32	32	32	24	24	208	5.2
LPNs	16	16	16	16	16	16	16	112	2.8
Nurse Aides	24	24	24	24	24	16	16	152	3.8

TOTAL HOURS/FTE per week								2868.0	71.70

Staffing Pattern for
Otis Bantum Correctional Center

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Health Services Administrator	8	8	8	8	8			40	1.0
Site Medical Director	8	8	8	8	8			40	1.0
Physician	24	24	24	24	24	16	8	144	3.6
Physician Assistant	24	24	24	24	24	16	16	152	3.8
Director of Nursing	8	8	8	8	8			40	1.0
Pharmacist	12	12	12	12	12	12	12	84	2.1
Pharmacist — Float	4	4	4	4	4	0	0	20	0.5
Pharmacy Tech — Float	12	12	12	12	12	8	8	76	1.9
RNs	16	16	16	16	16	16	8	104	2.6
LPNs	8	8	8	8	8	16	16	72	1.8
PCA	16	16	16	16	16	8	8	96	2.4
NA	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			~~0~~	0.0
Senior Psychiatrist	8	8	8	8	8			40	1.0
Psychiatrist	8	8	8	8	8	8	8	56	1.4
Mental Health Clinician — float	16	16	16	16	16			80	2.0
Mental Health Clinician	16	16	16	16	16	8	8	96	2.4
Mental Health Clerk	8	8	8	8	8			40	1.0
Unit Chief	8	8	8	8	8			40	1.0
Asst. Unit Chief	4	4	4	4	4			20	0.5
Clinical Supervisor	8	8	8	8	8	8	8	56	1.4
Medical Records Administrator	8	8	8	8	8			40	1.0
Medical Records Clerk	16	16	16	16	16	8	8	96	2.4
Medical Records Clerk — Float	8	8	8	8	8			40	1.0
Administrative Assistant	8	8	8	8	8			40	1.0
EVENING SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	16	16	16	16	16	16	8	104	2.6
Pharmacy Tech	12	12	12	12	12	12	12	84	2.1
Pharmacy Tech — Float	4	4	4	4	4	4	4	28	0.7
RNs	16	16	16	16	16	16	16	112	2.8
LPNs	0	0	0	0	0	8	8	16	0.4
PCA	8	8	8	8	8	8	8	56	1.4
Clinical Supervisor	4	4	4	4	4			20	0.5
Psychiatrist — float	8	8	8	8	8			40	1.0
Psychiatrist	8	8	8	8	8	8	8	56	1.4
Mental Health Clinician	16	16	16	16	16	8	8	96	2.4
Medical Records Clerk	8	8	8	8	8			40	1.0
NIGHT SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8
LPNs	8	8	8	8	8	8	8	56	1.4
PCA	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk	8	8	8	8	8			40	1.0
TOTAL HOURS/FTE per week								2596.0	64.90

Staffing Pattern for
CDU at West

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Health Services Administrator	8	8	8	8	8			40	1.0
Site Medical Director	8	8	8	8	8			40	1.0
Physician	16	16	16	16	16	8	8	96	2.4
Physician Assistant	16	16	16	16	16	8	8	96	2.4
Director of Nursing	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			~~40~~	0.0
Pharmacist — float	4	4	4	4	4	4	4	28	0.7
Pharmacy Tech — Float	4	4	4	4	4	4	4	28	0.7
RNs	16	16	16	16	16	16	16	112	2.8
PCA	12	16	8	16	8	8	8	76	1.9
Nurse Aides	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~	~~0~~	0.0
X-Ray Technician/CT Tech	28	20	28	20	28	8	8	140	3.5
Radiology Clerks	16	16	16	16	16			80	2.0
~~HIV Discharge Planner~~	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			~~0~~	0.0
Medical Records Administrator	8	8	8	8	8			40	1.0
Medical Records Clerk	4	4	4	4	4	4	4	28	0.7
Medical Records Clerk — Float	12	8	12	8	12			52	1.3
Administrative Assistant	8	8	8	8	8			40	1.0
EVENING SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8
X-Ray Technician/CT Tech	12	12	12	12	12			60	1.5
NIGHT SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8
Hemodialysis RN	13	0	13	0	14			40	1.0
HemodialysisTech	13	0	13	0	14			40	1.0
TOTAL HOURS/FTE per week								1484.0	37.10
UrgiCare Center

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Physician	8	8	8	8	8	8	8	0	0.0
RNs LPN	8	8	8	8	8	8	8	56	1.4
EVENING SHIFT
Physician	8	8	8	8	8	8	8	0	0.0
RNs LPN	8	8	8	8	8	8	8	56	1.4
NIGHT SHIFT
Physician	8	8	8	8	8	8	8	0	0.0
RNs LPN	8	8	8	8	8	8	8	56	1.4
TOTAL HOURS/FTE per week								168.0	4.20

The UrgiCare Physicians are reflected in the Matrix for informational purposes only.
The UrgiCare Physicians are subcontractors, and as such, their total hours and FTEs are reflected as 0 in the Matrix.

Staffing Pattern for
Rose M. Singer Center

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Health Services Administrator	8	8	8	8	8			40	1.0
Site Medical Director	8	8	8	8	8			40	1.0
Asst. Site Medical Director	8	8	8	8	8			40	1.0
Physician	40	40	40	40	40	16	16	232	5.8
Nurse Practitioner	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			~~40~~	0.0
Physician Assistant	48	48	48	48	48	16	16	272	6.8
Director of Nursing	8	8	8	8	8			40	1.0
Pharmacist	16	16	16	16	16	16	16	112	2.8
Pharmacist — float	8	8	8	8	8	0	0	40	1.0
Pharmacy Tech	16	16	16	16	16	12	12	104	2.6
Pharmacy Tech — Float	8	8	8	8	8	8	8	56	1.4
RNs	32	32	32	32	32	24	24	208	5.2
LPNs	32	32	32	32	32	32	32	224	5.6
PCA	8	8	8	8	8	8	8	56	1.4
Nurse Aides	24	24	32	24	24	16	16	160	4.0
X-Ray Technician	8	8	8	8	8	8	8	56	1.4
Senior Psychiatrist	8	8	8	8	8			40	1.0
Psychiatrist	8	8	8	8	8	16	16	72	1.8
Psychiatrist—float	8	8	8	8	8			40	1.0
Mental Health Clinician—float	16	16	16	16	16	8	8	96	2.4
Mental Health Clinician	36	36	36	36	36	24	24	228	5.7
Substance Abuse Counselor	8	8	8	8	8			40	1.0
Mental Health Manager	8	8	8	8	8			40	1.0
Asst. Unit Chief	8	8	8	8	8			40	1.0
Clinical Supervisor	12	12	12	12	12	8	8	76	1.9
Mental Health Secretary	8	8	8	8	8			40	1.0
Medical Records Adminstrator	8	8	8	8	8			40	1.0
Medical Records Clerk	16	16	16	16	16	8	8	96	2.4
Medical Records Clerk — Float	16	8	16	16	8	8	8	80	2.0
Administrative Assistant	8	8	8	8	8			40	1.0
EVENING SHIFT
Physician	16	16	16	16	16	16	16	112	2.8
Physician Assistant	24	24	24	24	24	16	16	152	3.8
Pharmacist	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech	16	16	16	16	16	16	16	112	2.8
Pharmacy Tech — float	8	8	8	8	8	4	4	48	1.2
RNs	24	24	24	24	24	24	24	168	4.2
LPNs	24	24	24	24	24	32	32	184	4.6
PCA	8	8	8	8	8	8	8	56	1.4
Nurse Aides	16	16	16	16	16	16	16	112	2.8
Psychiatrist—float	8	8	8	8	8	4		44	1.1
Psychiatrist	8	8	8	8	8	8	8	56	1.4
Mental Health Clinician — float	16	16	16	16	16	8	8	96	2.4
Mental Health Clinician	24	24	24	24	24	16	16	152	3.8
Clinical Supervisor	8	8	8	8	8			40	1.0
Mental Health Clerk	8	8	8	8	8			40	1.0
Medical Records Clerk	16	16	8	8	8	8	8	72	1.8
Medical Records Clerk — Float	8	16	16	16	16	8	8	88	2.2
NIGHT SHIFT
Physician	16	16	16	16	16	16	16	112	2.8
Physician Assistant	8	8	8	8	8	8	8	56	1.4
RNs	24	24	24	24	24	24	24	168	4.2
LPNs	16	16	16	16	16	16	16	112	2.8
PCA	8	8	8	8	8	8	8	56	1.4
Nurse Aides	16	16	16	16	16	16	16	112	2.8
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk — Float	8	8	8	8	8			40	1.0
TOTAL HOURS/FTE per week								4948	123.70

Staffing Pattern for
Manhattan Detention Center

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Health Services Administrator	8	8	8	8	8			40	1.0
Medical Director	8	8	8	8	8			40	1.0
Physician	16	16	16	16	16	8	8	96	2.4
Physician Assistant	24	24	24	24	24	8	8	136	3.4
Pharmacist	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech — Float	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8
LPNs	8	8	8	8	8	8	8	56	1.4
PCA	16	16	16	16	16	8	8	96	2.4
Psychiatrist	8	8	8	8	8	8	8	56	1.4
Mental Health Clinician	8	8	8	8	8	8	8	56	1.4
Mental Health Clerk	8	8	8	8	8			40	1.0
Unit Chief	8	8	8	8	8			40	1.0
Medical Records Adminstrator	8	8	8	8	8			40	1.0
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk — Float		8	8	8				24	0.6
Administrative Assistant	8	8	8	8	8			40	1.0
EVENING SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8
LPNs	8	8	8	8	8	16	16	72	1.8
PCA	16	16	16	16	16	8	8	96	2.4
Pharmacy Tech	8	8	8	8	8	8	8	56	1.4
Nurses Aide	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			~~0~~	0.0
Psychiatrist	8	8	8	8	8			40	1.0
Mental Health Clinician	8	8	8	8	8	0	0	40	1.0
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
NIGHT SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	8	8	8	8	8	8	8	56	1.4
RNs	8	8	8	8	8	8	8	56	1.4
LPNs	16	16	16	16	16	16	16	112	2.8
PCA	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
TOTAL HOURS/FTE per week								2016	50.4

Staffing Pattern for
Regional Office / Services

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
Program Manager	8	8	8	8	8			40	1.0
Director of Operations	8	8	8	8	8			40	1.0
Medical Director	8	8	8	8	8			40	1.0
Deputy Medical Director	8	8	8	8	8			40	1.0
Diabetic Coordinator	8	8	8	8	8			40	1.0
Dental Director	8	0	8	0	4			20	0.5
Dentist	50	42	50	42	50			234	5.9
Dental Assistant	72	64	72	64	72			344	8.6
Nursing Director	8	8	8	8	8			40	1.0
Deputy Dir. Nursing	8	8	8	8	8			40	1.0
Director of Mental Health	8	8	8	8	8			40	1.0
Deputy Dir. Of Mental Health	8	8	8	8	8			40	1.0
Supervising Psychiatrist	16	16	16	16	16			80	2.0
Mental Health Administrator	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			40	0.0
Activity Therapist	4.4	4.4	4.4	4.4	4.4			22	0.6
Director of CQI	8	8	8	8	8			40	1.0
QA RN	32	32	32	32	32			160	4.0
Supervising X-Ray Tech	8	8	8	8	8			40	1.0
Nurse Educator	8	8	8	8	8			40	1.0
Infection Control Coordinator	8	8	8	8	8			40	1.0
Regional ID Nurse	8	8	8	8	8			40	1.0
Regional ID Clerk	8	8	8	8	8			40	1.0
Director of UM/Case Management	8	8	8	8	8			40	1.0
Case Manager	16	16	16	16	16			80	2.0
Staffing Coordinator	8	8	8	8	8			40	1.0
Staff Scheduler	16	16	16	16	16			80	2.0
UM Clerk	16	16	16	16	16			80	2.0
Prenatal Nurse	8	8	8	8	8			40	1.0
Medical Records Director	8	8	8	8	8			40	1.0
Assistant Medical Records Director	8	8	8	8	8			40	1.0
Medical Records Clerk	24	24	24	24	24			120	3.0
Director of Finance	8	8	8	8	8			40	1.0
Accounting Manager	24	24	24	24	24			120	3.0
Accounts Payable Clerk	8	8	8	8	8			40	1.0
Payroll Clerk	24	24	24	24	24			120	3.0
Human Resources Director	8	8	8	8	8			40	1.0
HR Office Manager	8	8	8	8	8			40	1.0
Human Resources Generalist	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			~~40~~	0.0
Credentialing Coordinator	8	8	8	8	8			40	1.0
Employee Relations Manager	8	8	8	8	8			40	1.0
Recruiter	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			~~40~~	0.0
Driver	16	16	16	16	16	20	20	120	3.0
Admin Assistant for Materials Mgmt	8	8	8	8	8			40	1.0
Admin Assistant UM	8	8	8	8	8			40	1.0
Admin Assistant for Credentialing	8	8	8	8	8			40	1.0
Receiving Clerk	8	8	8	8	8			40	1.0
Supply Clerk	16	16	16	16	16			80	2.0
IT DIrector	8	8	8	8	8			40	1.0
Sr. Network Engineer/Dep Dir IT	8	8	8	8	8			40	1.0
MIS — Network Administrator	8	8	8	8	8			40	1.0
MIS Specialist	16	16	16	16	16			80	2.0
~~Data Base Support Tech~~	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			~~0~~	0.0
Hardware/Net Work Tech	8	8	8	8	8			40	1.0
IT Help Desk Tech	26	26	26	26	26	40	40	210	5.3
Secretary	40	40	40	40	40			200	5.0
PA — Employee Health	8	8	8	8	8			40	1.0
TOTAL HOURS/FTE per week								3550	88.75

Staffing Pattern for
System Wide Clinical Support

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
Tour Supervisor (Evenings)	8	8	8	8	8	8	8	56	1.4
Tour Supervisor (Days)						8	8	16	0.4
Assistant HSA						16		16	0.4
Administrative Assistant						8	8	16	0.4
Administrative Assistant	8	8	8	8	8	8	8	56	1.4
Tour Supervisor (Nights)	8	8	8	8	8	8	8	56	1.4
Administrative Assistant	8	8	8	8	8	8	8	56	1.4
~~Infectious Disease Supervisor~~	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			~~0~~	0.0
ID Specialist	24	24	24	24	24			120	3.0
STATISTICAL COORDINATOR	8	8	8	8	8			40	1.0
Clinic Coordinator/Scheduler	72	72	72	72	72			360	9.0
Mental Health Clinician	24	24	24	24	24			120	3.0
Art Therapy Coordinator	16	16	16	16	16			80	2.0
CASAC	16	16	16	16	16			80	2.0
Activity Therapist	8	8	8	8	8			40	1.0
~~LPN (Medical Records Redaction)~~	~~8~~	~~8~~	~~8~~	~~8~~	~~8~~			0	0.0
Medical Records Clerks (Brad H)	16	16	16	16	16			80	2.0
Director of Pharmacy	8	8	8	8	8			40	1.0
Asst. Dir of Pharmacy	16	16	16	16	16			80	2.0
Supervising Pharmacists	32	32	32	32	24			152	3.8
Pharmacist	8	8	8	8	8			40	1.0
Packaging Techs	32	32	32	32	32			160	4.0
~~Pharmacist Packaging — Float~~	~~4~~	~~4~~	~~4~~	~~4~~	~~4~~			0	0.0
Driver Tech	8	8	16	16	16	8	8	80	2.0
Secretary	8	8	8	8	8			40	1.0
Administrative Assistant	8	8	8	8	8			40	1.0
TOTAL HOURS/FTE per week								1824	45.60

TOTAL HOURS/FTE per week								5374	134.35

Staffing Pattern for
KEEP METHADONE PROGRAM

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Administrator of Addiction Medicine (EMT)	8	8	8	8	8			40	1.0
Educator/Supervisor (EMTC)	16	16	16	16	16			80	2.0
Methadone Counselor (EMTC)	16	16	16	16	16			80	2.0
Methadone Counselor (RMSC)	8	8	8	8	8			40	1.0
Methadone Counselor (AMKC)	8	8	8	8	8			40	1.0
Secretary (EMTC)	8	8	8	8	8			40	1.0
Substance Abuse Cslr (RNDC)	8	8	8	8	8			40	1.0
Substance Abuse Cslr (RMSC)	8	8	8	8	8			40	1.0
Pharmacist	0	0	0	0	0			0	0.0
LPN (EMTC)	8	8	8	8	8			40	1.0
LPN (RMSC)	8	8	8	8	8			40	1.0
LPN (AMKC)	8	8	8	8	8	8	8	56	1.4
TOTAL HOURS/FTE per week								536.0	13.40

Staffing Pattern for
James A. Thomas Center (JATC)

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Health Services Administrator	8	8	8	8	8			40	1.0
Medical Director	8	8	8	8	8			40	1.0
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	12	12	12	12	12	8	8	76	1.9
Director of Nursing	8	8	8	8	8			40	1.0
Pharmacist	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech	8	8	8	8	8	8	8	56	1.4
RNs	8	8	8	8	8	8	8	56	1.4
LPNs	8	8	8	8	8	8	8	56	1.4
PCA	8	8	8	8	8			40	1.0
QA RN	8	8	8	8	8			40	1.0
Dentist	8		8		8			24	0.6
Dental Assistant	8		8		8			24	0.6
Psychiatrist	4	4	4	4	4	4	4	28	0.7
MH Clinician	16	16	16	16	16	4	4	88	2.2
Unit Chief	4	4	4	4	4			20	0.5
Clinical Supervisor	4	4	4	4	4			20	0.5
Medical Records Adminstrator	8	8	8	8	8			40	1.0
Medical Records Clerk	8	8	8	8	8	4	4	48	1.2
Clinic Coordinator/Scheduler	8	8	8	8	8			40	1.0
Administrative Assistant	8	8	8	8	8			40	1.0
EVENING SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
RNs	8	8	8	8	8	8	8	56	1.4
Pham Tech	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk	8	8	8	8	8			40	1.0
NIGHT SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
RNs	8	8	8	8	8	8	8	56	1.4
TOTAL HOURS/FTE per week								1248	31.2

Staffing Pattern for
Brooklyn Detention Center (BKDC)

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Health Services Administrator	8	8	8	8	8			40	1.0
Medical Director	8	8	8	8	8			40	1.0
Physician	16	16	16	16	16	8	8	96	2.4
Physician Assistant	24	24	24	24	24	8	8	136	3.4
Director of Nursing	8	8	8	8	8			40	1.0
Pharmacist	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech — Float	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8
LPNs	16	16	16	16	16	16	16	112	2.8
PCA	8	8	8	8	8			40	1.0
QA RN	8	8	8	8	8			40	1.0
Dentist	8	8		8				24	0.6
Dental Assistant	8	8		8				24	0.6
Psychiatrist	8	8	8	8	8	8	8	56	1.4
MH Clinician	8	8	8	8	8	8	8	56	1.4
Unit Chief	8	8	8	8	8			40	1.0
Medical Records Adminstrator	8	8	8	8	8			40	1.0
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk — Float		8	8	8				24	0.6
Clinic Coordinator/Scheduler	8	8	8	8	8			40	1.0
Administrative Assistant	8	8	8	8	8			40	1.0
EVENING SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8
LPNs	16	16	16	16	16	16	16	112	2.8
Nurses Aide	8	8	8	8	8			40	1.0
Psychiatrist	4	4	4	4	4			20	0.5
MH Clinician	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
NIGHT SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8
LPNs	8	8	8	8	8	8	8	56	1.4
Nurses Aide								0	0.0
Medical Records Clerk								0	0.0
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
TOTAL HOURS/FTE per week								2068	51.7

Staffing Pattern for
Queens Detention Center

POSITION	Mon	Tue	Wed	Thu	Fri	Sat	Sun	Hrs/ Wk	FTE
DAY SHIFT
Health Services Administrator	8	8	8	8	8			40	1.0
Medical Director	8	8	8	8	8			40	1.0
Physician	16	16	16	16	16	8	8	96	2.4
Physician Assistant	16	16	16	16	16	8	8	96	2.4
Director of Nursing	8	8	8	8	8			40	1.0
Pharmacist	8	8	8	8	8	8	8	56	1.4
Pharmacy Tech — Float	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8
LPNs	16	16	16	16	16	16	16	112	2.8
PCA	8	8	8	8	8			40	1.0
QA RN	8	8	8	8	8			40	1.0
Dentist	8		8		8			24	0.6
Dental Assistant	8		8		8			24	0.6
Psychiatrist	8	8	8	8	8	8	8	56	1.4
MH Clinician	8	8	8	8	8		8	48	1.2
Unit Chief	8	8	8	8	8			40	1.0
Medical Records Adminstrator	8	8	8	8	8			40	1.0
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk — Float		8	8	8				24	0.6
Clinic Coordinator/Scheduler	8	8	8	8	8			40	1.0
Administrative Assistant	8	8	8	8	8			40	1.0
EVENING SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8
LPNs	8	8	8	8	8	8	8	56	1.4
Psychiatrist	4	4	4	4	4			20	0.5
MH Clinician	8	8	8	8	8	8	8	56	1.4
Pharm Tech	8	8	8	8	8	8	8	56	1.4
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
NIGHT SHIFT
Physician	8	8	8	8	8	8	8	56	1.4
Physician Assistant	8	8	8	8	8	8	8	56	1.4
RNs	16	16	16	16	16	16	16	112	2.8
LPNs	0	0	0	0	0	0	0	0	0.0
Medical Records Clerk	8	8	8	8	8	8	8	56	1.4
TOTAL HOURS/FTE per week								1868	46.7

EXHIBIT 4
UPDATED ATTACHMENT 2 OF THE AGREEMENT
PERFORMANCE INDICATORS/PERFORMANCE MEASURES

PERFORMANCE INDICATORS

	Substantial
PI	Compliance	Performance
Number	Rate[1]	Indicator[2]	Indicator Measurement [3]	Remarks
1 Women’s Health ( General)
1a	95%	Women’s Health Services — Pap Test Screening — All women who do not decline a pap test will have the test performed upon admission, unless there is a history of a prior normal pap test in the last 12 months or unless clinically contraindicated. If clinically contraindicated on admission (and so documented) the pap test will be performed within 14 days of admission.	% of eligible women tested within appropriate time frames (calculated net of refusals, discharges and patients who report a history of a prior normal pap test in the last 12 months).

2 Women’s Health ( Pregnancy)
2a	95%	Women’s Health Services — Pregnancy: HIV Counseling/Testing — Pregnant women who refuse HIV testing upon admission will be counseled and offered testing again at the initial pre-natal visit. Women determined to be pregnant after admission will receive HIV counseling, which will inlude an offer of HIV testing, at the initial pre-natal visit. If HIV testing is refused, patients will be counseled and re-offered HIV testing at each subsequent pre-natal visit (until such time as an HIV test is performed).	% of pregnant women receiving HIV counseling within appropriate timeframes and with records containing the properly executed form(s) (calculated net of patients whose HIV status is known and discharges). The patient’s chart will contain, at a minimum: a progress note documenting the results of a prior HIV test done on Rikers or in the community during the pregnancy or, for initial and subsequent pre-natal visits, an informed consent for HIV testing and/or documented refusal(s).

2b	95%	Women’s Health Services — Pregnancy: Prenatal Exam — Pregnant women will receive a prenatal exam within 7 days of admission or determination of pregnancy.	% of pregnant women receiving a timely prenatal exam (calculated net of refusals and discharges).

[1]	In the event that the cohort of charts for a particular performance indicator is the universe of charts (100%), but the universe has been reasonably determined by the Department to not be sufficiently large for the listed substantial compliance rate to be meaningful, the Department in its reasonable discretion shall determine when the threshold for such performance indicator has been substantially met; provided, however, that in no case shall the substantial compliance threshold be greater than 95% (or 97% in the case of performance indicators designated as “critical”).

[2]	Documentation of compliance must be included in patient charts and/or RIIS for all Indicators and Measures (excluding Indicators/Measures #17, 18 and 20d).

[3]	With the exception of those patients who are discharged from the system, all exclusions from the calculated net universe of the sample measured for each indicator must be documented in patients’ charts.

PERFORMANCE INDICATORS

	Substantial
PI	Compliance	Performance
Number	Rate[1]	Indicator[2]	Indicator Measurement [3]	Remarks
2 Women’s Health ( Pregnancy) (cont)
2c	95%	Women’s Health Services — Pregnancy: Sonogram — Within 7 business days of a patient’s first pre-natal visit, an obstetrical ultrasound will be performed on: 1) patients whose last menstrual period is unknown and for whom the gestational age of the fetus is unclear; and 2) patients who are in the 2nd or 3rd trimester at admission and have received no prenatal care to date. Note: OB ultrasounds for urgent clinical indications (i.e., bleeding, fetal distress) should be performed as clinically indicated.	% of pregnant women receiving sonograms within time frames as specified in the performance indicator (calculated net of refusals and discharges).

3 HIV Care
3a	95%	HIV Care — Rapid Testing: Offer at Intake — All patients will be offered a rapid HIV test upon admission.	% of patients offered a rapid HIV test upon admission (calculated net of patients whose HIV+ status is known).

3c	95%	HIV Care — Confirmatory and Baseline Testing — All inmates who test preliminary positive on a rapid HIV test will have blood drawn for a confirmatory Western Blot, HIV viral load test and T-cell (CD4) test during post- rapid test counseling unless they decline the tests.	% of preliminary HIV positive patients who receive confirmatory, viral load and T-cell testing during post rapid test counseling (calculated net of refusals).

3e	95%	HIV Care — Mental Health Follow-up — Whenever practitioners provide post-test counseling for patients testing positive for HIV (after rapid or confirmatory tests or both), there will be a documented assessment of the patient’s need for Mental Health counseling and patients who are referred to Mental Health Services will be seen per time frame noted on MH referral form (i.e., stat or within 72 hours).	% of all patients, who tested positive for HIV, who were assessed for MH counseling and, if referred, were seen per time frame noted on MH referral form (calculated net of refusals, and discharges). Note: Evidence of relevant Mental Health counseling will be treated as documentation that the required assessment occurred.	$500 per patient.

PERFORMANCE INDICATORS

	Substantial
PI	Compliance	Performance
Number	Rate[1]	Indicator[2]	Indicator Measurement [3]	Remarks
3 HIV Care (cont)
3f	95%	HIV Care — Initial Chronic Care Visit — All HIV+ patients will be seen by an MD/PA for an initial chronic care appointment within 30 days of admission. (For patients who initially test HIV+, or self-report being HIV+, more than 7 days after admission, the initial chronic care visit must be w/in 30 days of such test result or self-report.)	% of HIV+ patients who are seen timely for an HIV initial chronic care visit and for whom an appropriate encounter is documented in a progress note* (calculated net of refusals and discharges). .

3g	97%	HIV Care — PCP and MAC Prophylaxis — All HIV+ patients who, upon admission, report being on PCP and/or MAC prophylaxis will be maintained on such treatment; all other HIV+ patients will, within 5 days of receipt of CD4 results, be prescribed PCP and/or MAC prophylaxis, if clinically indicated.	% of HIV+ patients eligible for PCP and/or MAC prophylaxis who: 1) are initially continued on PCP and/or MAC prophylaxis, if patient reported being on such treatment at admission; or 2) are prescribed PCP and/or MAC prophylaxis (or have a current, active prescription for PCP and/or MAC prophylaxis) within 5 days of receipt of CD4 results (calculated net of refusals, discharges, and hospitalized patients).	Critical Indicator

3p	95%	HIV Care — Repeat Labs — All HIV+ patients will have viral load and T-cell (CD4) counts measured at least once every 120 days after the initial/baseline labs. (If lab results prior to admission are used as baseline labs [see 3(i) above], the 120-day cycle begins on the date of those results.)	% of HIV+ pts still present ≥ 120 days who have viral load and CD4 counts repeated at least once every 120 days after the initial/baseline labs (calculated net of refusals).

PERFORMANCE INDICATORS

	Substantial
PI	Compliance	Performance
Number	Rate[1]	Indicator[2]	Indicator Measurement [3]	Remarks
4 Diabetes Care
4c	95%	Diabetic Care — A1C Monitoring — Patients with diabetes will have their A1C measured upon admission (unless there are documented results of the test done within 90 days prior to admission) and every 90-120 days thereafter.	% of patients with diabetes who have their A1C measured upon admission or who have a documented result of the test done within 90 days prior to admission, and who have subsequent A1C tests done every 90-120 days after their last measurement (calculated net of refusals and discharges).

4d	95%	Diabetic Care — Blood Pressure — Patients with diabetes will have their blood pressure measured a minimum of once per month.	% of patients with diabetes who have their blood pressure measured a minimum of once per month (calculated net of refusals and discharges).

4f	95%	Diabetic Care — Foot Exam (Intake) — On admission, all patients known to be diabetic will have their feet examined by a clinician to document any gross deformity, skin breakdown or signs of tinea infection and a treatment plan, if clinically indicated, will be documented in the admission note.	% of patients with diabetes upon admission who have a documented foot exam performed by a clinician and a treatment plan in the chart, if necessary (calculated net of refusals).

5 Asthma Care
5c	95%	Asthma Care — Long-Term Medication — Patients with asthma classified as “persistent” will be prescribed long-term controller medication.	% of patients with asthma classified as “persistent” who are prescribed long-term controller medication;assessment and prescription must be in chart (calculated net of refusals and discharges).

5g	95%	Asthma — Classification — The severity of a patient’s asthma will be documented in the medical record at all asthma chronic care appts and asthma-related sick call visits.	% of pts with appropriate severity classification documented in the medical record at asthma chronic care appts and asthma-related sick call visits.

6 Intake History and Physical Exam
6a	95%	Intake H&P Exam — Completeness — Intake history and physical exams will be appropriately completed.	% of intake history and physical exams appropriately completed (calculated net of refusals and discharges).

PERFORMANCE INDICATORS

	Substantial
PI	Compliance	Performance
Number	Rate[1]	Indicator[2]	Indicator Measurement [3]	Remarks
7 Tuberculosis

7a	95%	Tuberculosis — TST Implantation & Reading — Patients will have TST implanted at intake (which will be read within 48 -72 hours after implantation) unless the pt has a history of a positive TST or TB.	% of patients for whom the medical record contains documentation that a TST was implanted and read timely (calculated net of refusals, discharges, hospital admissions and pts with a history of positive TST or TB).

8 Sexually Transmitted Diseases

8a	95%	Sexually Transmitted Diseases — Testing — Patients will be tested, per policy, for syphilis, gonorrhea, trichomoniasis and chlamydia upon admission.	% patients tested, per policy, for syphilis, gonorrhea, trichomoniasis and chlamydia upon admission (calculated net of refusals and discharges).

9 Sick Call

9a	N/A	Sick Call — Patients who request sick call will be seen/treated within mandated time frames.	% of patients who sign up and are seen/treated (calculated net of refusals, discharges and unavailable patients).	$500 per patient, up to a maximum of $5,000 per quarter.

10 Radiology

10a	95%	Radiology — Abnormal radiology reports will be reviewed by a clinic physician and a treatment plan addressing the abnormality will be documented in a progress note within 2 days of the diagnostic exam.	% of records with documented abnormal radiology reports timely reviewed by a clinic physician and addressed by a treatment plan.	Critical Indicator

11 Laboratory

11a	95%	Laboratory — Critical Values — Critical lab values (see footnote) will be addressed by a medical practitioner within 24 hours of receipt of the results.	% of critical lab values that have documentation in the chart that the abnormality was addressed by a practitioner within 24 hours of receipt.	Critical Indicator

Footnote for 11a — Critical values:

A)	Chemistries: Calcium <7.0, >12.0; Magnesium <1.0, >4.4; Phosphorus <1.0, >10.0; Sodium <125, >150; Potassium <3.0, >6.0; CO2 <13 (revised 10/08), >40; Glucose <40, >400; AST > 500; ALT >500;

B)	Hematologies: WBC <1.0, >18.0; Hemoglobin <7.0; Hematocrit <22%, >60%; Platelets <10,000, >1,000,000; INR >4.0; PTT >100;

C)	Microbiologies: All positive bacterial cultures, all positive sputum AFB smears, all M. tuberculosis positive cultures; and

D)	Therapeutic Drug Monitoring: Carbamazepine > 20; Digoxin >2.5; Lithium >2.0; Phenobarbital >60; Phenytoin > 25; Valporic Acid > 125.

PERFORMANCE INDICATORS

	Substantial
PI	Compliance	Performance
Number	Rate[1]	Indicator[2]	Indicator Measurement [3]	Remarks
12 Medical Follow-up

12a	95%	Medical Follow-up — Patients who are referred for medical follow-up will be seen/treated within time frame specified by clinician.	% of patients referred for follow-up who are seen/treated within time frame specified by clinician for condition requiring referral as documented in progress note (calculated net of refusals and discharges).

13 Mental Health

13a	97%	Mental Health — Referrals — Patients referred to mental health on a non-emergency basis will be seen for an initial mental health assessment within 72 hours of referral.	% of patients referred to mental health who are seen within 72 hours of referral (calculated net of refusals, unavailable patients and discharges).	Critical Indicator

13b	95%	Mental Health — Documentation Timeliness — Required Mental Health documents (i.e., Psycho-social Evaluation, Psychiatric Assessment, Comprehensive Treatment and Discharge Plan, Treatment Plan Review5) will be completed, per policy timeframes.	% of patients for whom all required MH documents are completed timely.[4]	Critical Indicator

13c	95%	Mental Health — Documentation Completeness — Required Mental Health documents (i.e., Psycho-social Evaluation, Psychiatric Assessment, Comprehensive Treatment and Discharge Plan, Treatment Plan Review) will be appropriately completed.	% of patients for whom all required MH documents are present in the chart and completed appropriately.

13d	95%	Mental Health — Encounters — Mental health progress notes written by mental health care staff [6] reflecting patient encounters should be present in the chart per policy timeframes.	% of patients with MH progress notes completed per policy timeframes (calculated net of discharges).

[4]	Timeliness will be assessed via Timeliness Reports, using data entered into the DOHMH/CHS Mental Health database.

[5]	Timeliness of the Treatment Plan Review will begin to be assessed only when such data becomes available from the Mental Health database.

[6]	Mental health care staff includes: psychiatrists (including psychiatric NPs and PAs), psychologists, licensed social workers and master’s-level clinicians.

PERFORMANCE INDICATORS

	Substantial
PI	Compliance	Performance
Number	Rate[1]	Indicator[2]	Indicator Measurement [3]	Remarks
13e	97%	Mental Health — Medication Orders: Timeliness — Psychotropic medications are prescribed per policy timeframes.	% of medication orders prescribed according to guidelines.	Critical Indicator

13f	97%	Mental Health — Suicide Watch Supervision and Treatment -1) Daily Suicide Watch notes will reflect: (a) assessment of risk of self-harm, (b) treatment intervention targeting risk of self-harm, and (c) explanation as to why suicide watch was continued or discontinued; 2) Supervisory notes will be present in the chart for Days 4 and 8 for watches of sufficient duration; and 3) Contemporaneous treatment plan(s) will reflect patient’s suicide watch status, the intervention(s), and the reason for placement on and/or continuation/discontinuation of suicide watch.	% of patients on suicide watch for whom all required suicide watch-related documentation is present in the chart and is completed fully and timely, per policy.	Critical Indicator

14 Dental

14a	95%	Dental Services — Patients requiring a dental exam will be seen by a dentist within 21 calendar days of initial request.	% of patients seen timely (calculated net of refusals, unavailable patients, discharges and referrals from initial chronic care encounters for patients with diabetes.)

15 Special Housing

15a	95%	Special Housing — Rounds — Each patient in special housing[7] will be seen once each 24 hours by appropriate health care staff, including once a week by a physician. Documentation of visits will be recorded in a medical rounds log book.	% of patients seen timely on rounds by appropriate staff with appropriate documentation in medical rounds log book.

[7]	Special housing can include, but is not limited to, punitive segregation, medical isolation, close custody, intensive treatment and mental observation units.

PERFORMANCE INDICATORS

	Substantial
PI	Compliance	Performance
Number	Rate[1]	Indicator[2]	Indicator Measurement [3]	Remarks
15 Special Housing (cont)

15b	95%	Special Housing — Clinic Encounter — All patients in Special Housing[6] needing further evaluation or treatment will be seen in the clinic within the time frame specified by the rounding clinician in a progress note written on the day of the round (or within 24 hours, if no time frame specified).	% of patients needing evaluation or treatment seen timely in the clinic with documentation in a progress note (calculated net of refusals and discharges).

16 Specialty Clinics

16a	95%	Off-Island Specialty Clinic — Requests for off-Island specialty clinic appointments must be transmitted to CHS Clinic Administration within 2 days of the consult being written and all consults must be complete, including clinician’s signature and printed name or stamp.	% of consults: 1) complete and 2) forwarded to CHS Clinic Administration within 2 days of the consult being written (calculated net of discharges within the 2-day transmittal requirement).

16b	95%	On-Island Specialty Care — Patients referred will be assigned a priority code and will receive specialty care within the time frame of that code.	% of patients assigned a priority code and seen/treated within that code (calculated net of discharges, refusals and unavailable patients).

17 Confidentiality

17a	N/A	Confidentiality — Clinical Contractors will ensure adherence to New York State patient confidentiality law and New York City Board of Correction mandates.	# of substantiated breaches of confidentiality.	$1,000 per violation.

[6]	Special housing can include, but is not limited to, punitive segregation, medical isolation, close custody, intensive treatment and mental observation units.

PERFORMANCE INDICATORS

	Substantial
PI	Compliance	Performance
Number	Rate[1]	Indicator[2]	Indicator Measurement [3]	Remarks
18 Sharps

18a	N/A	Sharps — Counts of sharps will be conducted by Nursing and Dentistry and will be documented on the Sharps Inventory Sheet, per policy; any discrepancies in sharps counts will be immediately reported to the CHS Director of Nursing using the Sharps Incident Report form.	# of required sharps counts for which there is no documentation, plus # of sharps counts that are discrepant.	$500 per failure to count and document and $500 per discrepancy, up to a maximum of $5,000 per quarter.

19 Pharmacy

19a	95%	Pharmacy Medications — Non-stat medications will be available to patients no later than the next day after the medication order was written.	% of patients whose non-stat medications were available to them no later than the next day after the order was written (calculated net of non-formulary items and discharges).

20 Medical Records

20a	95%	Medical Records — Chart Summary Sheet — Patient charts will include a completed chart summary sheet, continuously updated to reflect any changes in a patient’s health status.	% of charts with complete, updated chart summary sheets.

20b	95%	Medical Records — Transfer Summary — Transfer summary forms must be completed fully per policy.	% of charts of patients who have been transferred with completed transfer summary forms.

20d	95%	Medical Records — Requests — Requests for medical records/information will be provided to CHS within 10 business days of receipt of the request by the Clinical Contractors.	% of medical records received within the established time frame.

PERFORMANCE INDICATORS

	Substantial
PI	Compliance	Performance
Number	Rate[1]	Indicator[2]	Indicator Measurement[3]	Remarks
22 Immunization

22b	95%	Immunization — Pneumonia — 1) All patients with diabetes or HIV will receive a pneumococcal vaccination on or before their initial chronic care encounter; 2) all other patients classified as “high risk” per CDC guidelines[8] will receive a pneumococcal vaccination upon admission or discovery of condition; 3) all patients =>65 years old not falling into group 1) or 2) will receive a pneumococcal vaccination upon admission.	% of eligible patients receiving timely pneumococal vaccinations (calculated net of patients with severe allergies to eggs, medical contraindications, refusals and patients who received vaccination prior to incarceration).

[8]	CDC guidelines include patients with heart disease, pulmonary disorders (excluding asthma), diabetes, kidney disease, hemoglobinopathies, and compromised immune systems (HIV or immunosuppressive therapy), and other conditions based on clinical judgment.
Patients “not available” for services measured by Indicators/Measures 1a, 1b, 2a, 2b, 2c, 3e, 3g, 4a, 8b, 12a, 15b or 21b because they are not produced by DOC (for any reason other than a refusal or discharge) will not be excluded from the universe for those indicators. With regard to Indicators/Measures 1b, 2b, 2c and 8b, the charts for such patients must include an explanation for why the patient was not seen as scheduled and describe efforts made to have the patient produced at the next available clinic session. With regard to Indicators/Measures 1a, 2a, 3e, 3g, 12a, 15b and 21b, the charts for such patients must include an explanation for why the patient was not seen as scheduled and describe efforts made to have the patient produced on a medically appropriate follow-up date set by a clinician. Similar entries must be documented for each occasion on which the patient is “not available” until such time as the patient is seen, discharged or refuses the service.

PERFORMANCE MEASURES

	Substantial
PM	Compliance	Performance
Number	Rate	Measure[1]	Measurement[2]	Remarks
1 Women’s Services ( General)

1b	95%	Women’s Health Services — Abnormal Pap Follow-up — All women with an abnormal pap smear will receive a colposcopy, as per clinical protocol, within 5 business days of receipt of result.	% of women with an abnormal pap smear who receive a timely colposcopy, per clinical protocol (calculated net of refusals and discharges).

3 HIV Care

3h	N/A	HIV Care — Rapid Testing: At Intake — Patients amenable to rapid HIV testing will receive a rapid HIV test upon admission.	% of amenable patients who receive a rapid HIV test upon admission.	Will remain a performance measure throughout the contract.

3i	95%	HIV Care — Intake Labs — Patients known at intake to be HIV+ will have viral load and T-cell (CD4) counts measured on admission unless, in an admission note, there are documented results of both tests done within 3 months prior to admission.	% of patients known to be HIV+ upon admission (by history) who have blood drawn for viral load and T-cell testing during the intake process (calculated net of refusals and pts with documented prior test results).

3q	95%	HIV Care — Follow-up (First 120 Days) — In the first 120 days after admission, all HIV+ patients will be seen by an MD/PA or HIV specialist for a follow-up chronic care visit (in addition to the initial chronic care visit). (Patients who are diagnosed HIV+ more than thirty days after admission need only to be seen for an initial chronic care visit during the first 120-day cycle after admission.)	% of HIV+ patients who are seen timely for a follow-up HIV chronic care visit within the first 120 days after admission and for whom an appropriate encounter is documented in a progress note* (calculated net of refusals).

3r	95%	HIV Care — Subsequent Follow-up — All HIV+ patients will be seen by an MD/PA or HIV specialist for a follow-up chronic care visit at least once in every 120-day cycle subsequent to the initial 120-day period.	% of HIV+ patients still present ≥ 120 days who are seen timely for follow-up HIV chronic care visits and for whom appropriate encounters are documented in progress notes* (calculated net of refusals).

*	Note: Progress notes should document: most current CD4 and VL results, review of results with pt and decision made to initiate, maintain or change pt’s antiviral drug therapy.

PERFORMANCE MEASURES

	Substantial
PM	Compliance	Performance
Number	Rate	Measure[1]	Measurement[2]	Remarks
4 Diabetes Care

4e	95%	Diabetic Care — Dental Exam — Patients with diabetes will have a dental exam by a dentist within 45 days of the initial chronic care encounter and annually thereafter.	% of patients with diabetes who have a dental exam within 45 days of the initial chronic care encounter and annually thereafter (calculated net of refusals, unavailable patients and discharges).

5 Asthma Care

5a	95%	Asthma Care — Peak Flow Exam — Patients with asthma will receive a basic peak flow exam on admission.	% of patients with asthma who receive a peak flow exam on admission (calculated net of refusals and discharges).

6 Intake History and Physical Exam

6b	95%	Intake H&P Exam — Timeliness — Intake history and physical exams will be completed within 4 hours of the patient being produced to the provider by DOC.	% of intake history and physical exams completed within 4 hours of patient being produced to the provider (calculated net of refusals, unavailable patients and discharges).

7 Tuberculosis

7b	95%	Tuberculosis — Chest X-ray (New Positives) — All patients who are new TST converters will have a chest X-ray performed and the results reviewed by facility staff within 3 days of the TST being read.	% of patients with new positive TST results who have a chest X-ray performed and the results reviewed timely by facility staff (calculated net of refusals and discharges).

8 Sexually Transmitted Disease

8b	95%	Sexually Transmitted Diseases — Treatment — All patients with positive test(s) for syphilis, gonorrhea, lymphogranuloma venereum, chancroid, non-gonococcal urethritis, granuloma inguinale and/or chlamydia will be treated within 3 calendar days of receipt of the lab result.	% patients with positive test(s) for STDs who are treated within 3 days of receipt of lab result (calculated net of refusals and discharges).

PERFORMANCE MEASURES

	Substantial
PM	Compliance	Performance
Number	Rate	Measure[1]	Measurement[2]	Remarks
11 Laboratory

11b	95%	Laboratory — Abnormal Results — Abnormal lab results (other than values designated as “critical” in PI# 11a) will be addressed by a medical practitioner within 48 hours of receipt of the results.	% of abnormal lab results (other than critical values covered by PI #11a) that have documentation in the chart that the abnormality was addressed by a practitioner within 48 hours of receipt.

13 Mental Health

13h	95%	Mental Health — Mental Observation Unit (MOU) Group Therapy- Every MOU will hold, at a minimum, three therapeutic group sessions per week. (Therapeutic groups include psychotherapy, art therapy and music therapy groups.)	% of “MOU weeks” during which at least three (3) group therapy sessions were held and documented in facilities’ Group Logbooks. ( Each week that an individual MOU is operational comprises one “MOU week”; the maximum total number of MOU weeks in a reporting quarter is the number of operational MOUs each week x 13 weeks.)

20 Medical Records

20e	95%	Medical Records — Vital Signs — Vital signs must be taken and recorded per policy.	% of charts with vital signs taken and recorded per policy (calculated net of refusals).

20f	N/A	Medical Records — Co-Signature — PA notes must be co-signed by a physician within 24 hours of the note being written.	% of charts with PA notes co-signed and dated timely by MD.

20g	N/A	Medical Records — Refusal of Treatment — Refusal of treatment forms must be completed fully and appropriately witnessed.	% of charts with refusals documented by a complete and appropriately witnessed refusal of treatment form.

20h	N/A	Medical Records — Note Format — S.O.A.P., T.O.P. or another generally accepted progress note format must be used for all progress notes documenting patient encounters written by MD/PA/RNs.	% of charts with progress notes documenting patient encounters that conform to S.O.A.P., T.O.P. or another generally accepted format.	Will remain a performance measure throughout the contract.

PERFORMANCE MEASURES

	Substantial
PM	Compliance	Performance
Number	Rate	Measure[1]	Measurement[2]	Remarks
21 Chronic Care

21b	95%	Chronic Care — Encounters — Patients with chronic conditions** will be seen for their initial chronic care visits within 45 days of admission or diagnosis of the condition.	% of patients with chronic diseases who are seen for their initial chronic care appointments within 45 days of admission or diagnosis of the condition (calculated net of refusals and discharges prior to 45 days after admission or diagnosis).

22 Immunization

22a	95%	Immunization — Influenza — 1) All patients admitted during the flu season (October 15 through March 31), who are =>50 years old and those classified as “high risk,” per CDC guidelines[8] (including those assigned to a chronic care clinic for asthma, diabetes, or HIV), will receive a flu vaccination upon admission; 2) for patients admitted outside of the flu season: a) all patients assigned to a chronic care clinic for asthma, diabetes, or HIV will receive a flu vaccination at their first chronic care encounter that occurs during the flu season; b) all other patients classified as “high risk” will receive a flu vaccination within 30 days of the start of the flu season.	% of eligible patients receiving timely flu vaccinations during the flu season (depending on availability of the flu vaccine and calculated net of refusals, medical contraindications and patients who received vaccination prior to incarceration).

**	For the purposes of this indicator, chronic conditions = Asthma, Hypertension, Diabetes, Seizure Disorder and Coronary Artery Disease. (Follow-up care for HIV patients is measured by indicator 3f.)

[8]	CDC guidelines include patients with heart disease, pulmonary disorders (including asthma), diabetes, kidney disease, hemoglobinopathies, and compromised immune systems (HIV or immunosuppressive therapy), and other conditions based on clinical judgment.
Patients “not available” for services measured by Indicators/Measures 1a, 1b, 2a, 2b, 2c, 3e, 3g, 4a, 8b, 12a, 15b or 21b because they are not produced by DOC (for any reason other than a refusal or discharge) will not be excluded from the universe for those indicators. With regard to Indicators/Measures 1b, 2b, 2c and 8b, the charts for such patients must include an explanation for why the patient was not seen as scheduled and describe efforts made to have the patient produced at the next available clinic session. With regard to Indicators/Measures 1a, 2a, 3e, 3g, 12a, 15b and 21b, the charts for such patients must include an explanation for why the patient was not seen as scheduled and describe efforts made to have the patient produced on a medically appropriate follow-up date set by a clinician. Similar entries must be documented for each occasion on which the patient is “not available” until such time as the patient is seen, discharged or refuses the service.

EXHIBIT 5
UPDATED PART II OF THE AGREEMENT
GENERAL PROVISIONS GOVERNING CONTRACTS FOR
CONSULTANTS, PROFESSIONAL, TECHNICAL, HUMAN AND CLIENT
SERVICES

Appendix A July 2010 Final
APPENDIX A
GENERAL PROVISIONS GOVERNING CONTRACTS FOR
CONSULTANTS, PROFESSIONAL, TECHNICAL, HUMAN AND CLIENT SERVICES
ARTICLE 1 — DEFINITIONS
     Section 1.01 Definitions
     The following words and expressions, or pronouns used in their stead, shall, wherever they appear in this Agreement, be construed as follows, unless a different meaning is clear from the context:
     A. “Agency Chief Contracting Officer” or “ACCO” shall mean the position delegated authority by the Agency Head to organize and supervise the procurement activity of subordinate Agency staff in conjunction with the City Chief Procurement Officer.
     B. “Agreement” shall mean the various documents, including this Appendix A, that constitute the contract between the Contractor and the City.
     C. “City” shall mean The City of New York.
     D. “City Chief Procurement Officer” or “CCPO” shall mean the position delegated authority by the Mayor to coordinate and oversee the procurement activity of Mayoral agency staff, including the ACCOs.
     E. “Commissioner” or “Agency Head” shall mean the head of the Department or his or her duly authorized representative. The term “duly authorized representative” shall include any person or persons acting within the limits of his or her authority.
     F. “Comptroller” shall mean the Comptroller of the City of New York.
     G. “Contractor” shall mean the entity entering into this Agreement with the Department.
     H. “Days” shall mean calendar days unless otherwise specifically noted to mean business days.
     I. “Department” or “Agency” shall mean the City agency that has entered into this Agreement.
     J. “Law” or “Laws” shall mean the New York City Charter (“Charter”), the New York City Administrative Code (“Admin. Code”), a local rule of the City of New York, the Constitutions of the United States and the State of New York, a statute of the United States or of the State of New York and any ordinance, rule or regulation having the force of law and adopted pursuant thereto, as amended, and common law.

Appendix A July 2010 Final
     K. “Procurement Policy Board” or “PPB” shall mean the board established pursuant to Charter § 311 whose function is to establish comprehensive and consistent procurement policies and rules which have broad application throughout the City.
     L. “PPB Rules” shall mean the rules of the Procurement Policy Board as set forth in Title 9 of the Rules of the City of New York (“RCNY”), § 1-01 et seq.
     M. “State” shall mean the State of New York.
ARTICLE 2 — REPRESENTATIONS
AND WARRANTIES
     Section 2.01 Procurement of Agreement
     A. The Contractor represents and warrants that no person or entity (other than an officer, partner, or employee working solely for the Contractor) has been employed or retained to solicit or secure this Agreement upon any agreement or understanding for a commission, percentage, brokerage fee, contingent fee or any other direct or indirect compensation. Notwithstanding the preceding sentence, the Contractor may retain consultants to draft proposals, negotiate contracts, and perform other similar services. The Contractor further represents and warrants that no payment, gift, or thing of value has been made, given, or promised to obtain this or any other agreement between the parties. The Contractor makes such representations and warranties to induce the City to enter into this Agreement and the City relies upon such representations and warranties in the execution of this Agreement.
     B. For any breach or violation of the representations and warranties set forth in Paragraph A above, the Commissioner shall have the right to annul this Agreement without liability, entitling the City to recover all monies paid to the Contractor; and the Contractor shall not make claim for, or be entitled to recover, any sum or sums due under this Agreement. The rights and remedies of the City provided in this Section are not exclusive and are in addition to all other rights and remedies allowed by Law or under this Agreement.
     Section 2.02 Conflicts of Interest
     A. The Contractor represents and warrants that neither it nor any of its directors, officers, members, partners or employees, has any interest nor shall they acquire any interest, directly or indirectly, which conflicts in any manner or degree with the performance of this Agreement. The Contractor further represents and warrants that no person having such interest or possible interest shall be employed by or connected with the Contractor in the performance of this Agreement.
     B. Consistent with Charter § 2604 and other related provisions of the Charter, the Admin. Code and the New York State Penal Law, no elected official or other officer or employee of the City, nor any person whose salary is payable, in whole or in part, from the City Treasury, shall participate in any decision relating to this Agreement which affects his or her personal

Appendix A July 2010 Final
interest or the interest of any corporation, partnership or other entity in which he or she is, directly or indirectly, interested; nor shall any such official, officer, employee, or person have any interest in, or in the proceeds of, this Agreement. This Paragraph B shall not prevent directors, officers, members, partners, or employees of the Contractor from participating in decisions relating to this Agreement where their sole personal interest is in the Contractor.
     C. The Contractor shall not employ a person or permit a person to serve as a member of the Board of Directors or as an officer of the Contractor if such employment or service would violate Chapter 68 of the Charter.
[PARAGRAPHS D-H ARE APPLICABLE ONLY TO HUMAN OR CLIENT SERVICE CONTRACTS.]
     D. Except as provided in Paragraph E below, the Contractor’s employees and members of their immediate families, as defined in Paragraph F below, may not serve on the Board of Directors of the Contractor (“Board”), or any committee with authority to order personnel actions affecting his or her job, or which, either by rule or by practice, regularly nominates, recommends or screens candidates for employment in the program to be operated pursuant to this Agreement.
     E. If the Board has more than five (5) members, then Contractor’s employees may serve on the Board, or any committee with authority to order personnel actions affecting his or her job, or which, either by rule or by practice, regularly nominates, recommends or screens candidates for employment in the program to be operated pursuant to this Agreement, provided that (i) Contractor’s employees are prohibited from voting on any such personnel matters, including but not limited to any matters directly affecting their own salary or other compensation, and shall fully disclose all conflicts and potential conflicts to the Board, and (ii) Contractor’s employees may not serve in the capacity either of Chairperson or Treasurer of the Board (or equivalent titles), nor constitute more than one-third of either the Board or any such committee.
     F. Without the prior written consent of the Commissioner, no person may hold a job or position with the Contractor over which a member of his or her immediate family exercises any supervisory, managerial or other authority whatsoever whether such authority is reflected in a job title or otherwise, unless such job or position is wholly voluntary and unpaid. A member of an immediate family includes: husband, wife, domestic partner, father, father-in-law, mother, mother-in-law, brother, brother-in-law, sister, sister-in-law, son, son-in-law, daughter, daughter-in-law, niece, nephew, aunt, uncle, first cousin, and separated spouse. Where a member of an immediate family has that status because of that person’s relationship to a spouse (e.g., father-in-law), that status shall also apply to a relative of a domestic partner. For purposes of this Section, a member of the Board is deemed to exercise authority over all employees of the Contractor.
     G. If the Contractor has contracts with the City that in the aggregate during any twelve-month period have a value of more than One Million Dollars ($1,000,000) and such amount constitutes more than fifty percent (50%) of the Contractor’s total revenues, then the Contractor must have a minimum of five (5) persons on its Board.

Appendix A July 2010 Final
     H. Paragraphs D-H of this Section 2.02 apply only if Contractor is a not-for-profit corporation.
     Section 2.03 Fair Practices
     A. The Contractor and each person signing on its behalf certifies, under penalties of perjury, that to the best of its, his or her knowledge and belief:
     1. The prices and other material terms set forth in this Agreement have been arrived at independently, without collusion, consultation, communication, or agreement with any other bidder or proposer or with any competitor as to any matter relating to such prices or terms for the purpose of restricting competition;
     2. Unless otherwise required by Law or where a schedule of rates or prices is uniformly established by a government agency through regulation, policy or directive, the prices and other material terms set forth in this Agreement which have been quoted in this Agreement and on the bid or proposal submitted by the Contractor have not been knowingly disclosed by the Contractor, directly or indirectly, to any other bidder or proposer or to any competitor prior to the bid or proposal opening; and
     3. No attempt has been made or will be made by the Contractor to induce any other person or entity to submit or not to submit a bid or proposal for the purpose of restricting competition.
     B. The fact that the Contractor (i) has published price lists, rates, or tariffs covering items being procured, (ii) has informed prospective customers of proposed or pending publication of new or revised price lists for such items, or (iii) has sold the same items to other customers at the same prices and/or terms being bid or proposed, does not constitute, without more, a disclosure within the meaning of this Section.
     Section 2.04 VENDEX
     The Contractor represents and warrants that it and its principals have duly executed and filed all required VENDEX Questionnaires and, if applicable, Certificates of No Change, pursuant to PPB Rule § 2-08 and in accordance with the policies and procedures of the Mayor’s Office of Contract Services. The Contractor understands that the Department’s reliance upon the completeness and veracity of the information stated therein is a material condition to the execution of this Agreement, and represents and warrants that the information it and its principals have provided is accurate and complete.
     Section 2.05 Political Activity
     The Contractor’s provision of services under this Agreement shall not include any partisan political activity or any activity to further the election or defeat of any candidate for

Appendix A July 2010 Final
public, political, or party office, nor shall any of the funds provided under this Agreement be used for such purposes.
     Section 2.06 Religious Activity
     There shall be no religious worship, instruction or proselytizing as part of or in connection with the Contractor’s provision of services under this Agreement, nor shall any of the funds provided under this Agreement be used for such purposes.
     Section 2.07 Unlawful Discriminatory Practices: Admin. Code § 6-123
     As required by Admin. Code § 6-123, the Contractor will not engage in any unlawful discriminatory practice as defined in and pursuant to the terms of Title 8 of the City Administrative Code. The Contractor shall include a provision in any agreement with a first-level subcontractor performing services under this Agreement for an amount in excess of Fifty Thousand Dollars ($50,000) that such subcontractor shall not engage in any such unlawful discriminatory practice.
     Section 2.08 Bankruptcy and Reorganization
     In the event that the Contractor files for bankruptcy or reorganization under Chapter Seven or Chapter Eleven of the United States Bankruptcy Code, the Contractor shall disclose such action to the Department within seven (7) days of filing.
ARTICLE 3 — ASSIGNMENT AND SUBCONTRACTING
     Section 3.01 Assignment
     A. The Contractor shall not assign, transfer, convey or otherwise dispose of this Agreement, or the right to execute it, or the right, title or interest in or to it or any part of it, or assign, by power of attorney or otherwise, any of the monies due or to become due under this Agreement, without the prior written consent of the Commissioner. The giving of any such consent to a particular assignment shall not dispense with the necessity of such consent to any further or other assignments. Any such assignment, transfer, conveyance or other disposition without such written consent shall be void.
     B. Before entering into any such assignment, transfer, conveyance or other disposal of this Agreement, the Contractor shall submit a written request for approval to the Department giving the name and address of the proposed assignee. The proposed assignee’s VENDEX questionnaire must be submitted within thirty (30) Days after the ACCO has granted preliminary written approval of the proposed assignee, if required. Upon the request of the Department, the Contractor shall provide any other information demonstrating that the proposed assignee has the necessary facilities, skill, integrity, past experience and financial resources to perform the specified services in accordance with the terms and conditions of this Agreement. The Agency

Appendix A July 2010 Final
shall make a final determination in writing approving or disapproving the assignee after receiving all requested information.
     C. Failure to obtain the prior written consent to such an assignment, transfer, conveyance, or other disposition may result in the revocation and annulment of this Agreement, at the option of the Commissioner. The City shall thereupon be relieved and discharged from any further liability and obligation to the Contractor, its assignees, or transferees, who shall forfeit all monies earned under this Agreement, except so much as may be necessary to pay the Contractor’s employees.
     D. The provisions of this Section shall not hinder, prevent, or affect an assignment by the Contractor for the benefit of its creditors made pursuant to the Laws of the State.
     E. This Agreement may be assigned, in whole or in part, by the City to any corporation, agency, or instrumentality having authority to accept such assignment. The City shall provide the Contractor with written notice of any such assignment.
     Section 3.02 Subcontracting
     A. The Contractor shall not enter into any subcontract for the performance of its obligations, in whole or in part, under this Agreement without the prior approval by the Department of the subcontractor. All subcontracts must be in writing.
     B. Prior to entering into any subcontract for an amount greater than Five Thousand Dollars ($5,000), the Contractor shall submit a written request for the approval of the proposed subcontractor to the Department giving the name and address of the proposed subcontractor and the portion of the services that it is to perform and furnish. At the request of the Department, a copy of the proposed subcontract shall be submitted to the Department. The proposed subcontractor’s VENDEX Questionnaire must be submitted, if required, within thirty (30) Days after the ACCO has granted preliminary approval of the proposed subcontractor. Upon the request of the Department, the Contractor shall provide any other information demonstrating that the proposed subcontractor has the necessary facilities, skill, integrity, past experience and financial resources to perform the specified services in accordance with the terms and conditions of this Agreement. The Agency shall make a final determination in writing approving or disapproving the subcontractor after receiving all requested information. For proposed subcontracts that do not exceed Twenty-five Thousand Dollars ($25,000), the Department’s approval shall be deemed granted if the Department does not issue a written approval or disapproval within forty-five (45) Days of the Department’s receipt of the written request for approval or, if applicable, within forty-five (45) Days of the Department’s acknowledged receipt of fully completed VENDEX Questionnaires for the subcontractor.
     C. All subcontracts shall contain provisions specifying that:
     1. The work performed by the subcontractor must be in accordance with the terms of the agreement between the City and the Contractor;

Appendix A July 2010 Final
     2. Nothing contained in the agreement between the Contractor and the subcontractor shall impair the rights of the City;
     3. Nothing contained in the agreement between the Contractor and the subcontractor, or under the agreement between the City and the Contractor, shall create any contractual relation between the subcontractor and the City; and
     4. The subcontractor specifically agrees to be bound by Section 4.07 and Article 5 of this Appendix A and specifically agrees that the City may enforce such provisions directly against the subcontractor as if the City were a party to the subcontract.
     D. The Contractor agrees that it is as fully responsible to the Department for the acts and omissions of its subcontractors and of persons either directly or indirectly employed by such subcontractors as it is for the acts and omissions of any person directly employed by it.
     E. For determining the value of a subcontract, all subcontracts with the same subcontractor shall be aggregated.
     F. The Department may revoke the approval of a subcontractor granted or deemed granted pursuant to Paragraphs (A) and (B) of this section if revocation is deemed to be in the interest of the City in writing on no less than ten (10) Days notice unless a shorter period is warranted by considerations of health, safety, integrity issues or other similar factors. Upon the effective date of such revocation, the Contractor shall cause the subcontractor to cease all work under the Agreement. The City shall not incur any further obligation for services performed by such subcontractor pursuant to this Agreement beyond the effective date of the revocation. The City shall pay for services provided by the subcontractor in accordance with this Agreement prior to the effective date of revocation.
     G. The Department’s approval of a subcontractor shall not relieve the Contractor of any of its responsibilities, duties and liabilities under this Agreement. At the request of the Department, the Contractor shall provide the Department a copy of any subcontract.
     H. Individual employer-employee contracts are not subcontracts subject to the requirements of this Section.
ARTICLE 4 — LABOR PROVISIONS
     Section 4.01 Independent Contractor Status
     The Contractor and the Department agree that the Contractor is an independent contractor and not an employee of the Department or the City. Accordingly, neither the Contractor nor its employees or agents will hold themselves out as, or claim to be, officers or employees of the City, or of any department, agency or unit of the City, by reason of this Agreement, and they will not, by reason of this Agreement, make any claim, demand or application to or for any right or benefit applicable to an officer or employee of the City, including, but not limited to, Workers’

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Compensation coverage, Disability Benefits coverage, Unemployment Insurance benefits, Social Security coverage or employee retirement membership or credit.
     Section 4.02 Employees
     All persons who are employed by the Contractor and all consultants or independent contractors who are retained by the Contractor to perform services under this Agreement are neither employees of the City nor under contract with the City. The Contractor, and not the City, is responsible for their work, direction, compensation, and personal conduct while engaged under this Agreement. Nothing in the Agreement shall impose any liability or duty on the City for the acts, omissions, liabilities or obligations of the Contractor, or any officer, employee, or agent of the Contractor, or for taxes of any nature, or for any right or benefit applicable to an officer or employee of the City, including, but not limited to, Workers’ Compensation coverage, Disability Benefits coverage, Unemployment Insurance benefits, Social Security coverage or employee retirement membership or credit. Except as specifically stated in this Agreement, nothing in this Agreement shall impose any liability or duty on the City to any person or entity.
     Section 4.03 Removal of Individuals Performing Work
     The Contractor shall not have anyone perform work under this Agreement who is not competent, faithful and skilled in the work for which he or she shall be employed. Whenever the Commissioner shall inform the Contractor, in writing, that any individual is, in his or her opinion, incompetent, unfaithful, or unskilled, such individual shall no longer perform work under this Agreement. Prior to making a determination to direct a Contractor that an individual shall no longer perform work under this Agreement, the Commissioner shall provide the Contractor an opportunity to be heard on no less than five (5) Days’ written notice. The Commissioner may direct the Contractor not to allow the individual from performing work under the Agreement pending the opportunity to be heard and the Commissioner’s determination.
     Section 4.04 Minimum Wage
     Except for those employees whose minimum wage is required to be fixed pursuant to Sections 220 or 230 of the New York State Labor Law or by City Administrative Code § 6-109, all persons employed by the Contractor in the performance of this Agreement shall be paid, without subsequent deduction or rebate, unless expressly authorized by Law, not less than the minimum wage as prescribed by Law. Any breach of this Section shall be deemed a material breach of this Agreement.
     Section 4.05 Non-Discrimination: New York State Labor Law § 220-e
     A. If this Agreement is for the construction, alteration or repair of any public building or public work or for the manufacture, sale, or distribution of materials, equipment, or supplies, the Contractor agrees, as required by New York State Labor Law § 220-e, that:

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     1. In the hiring of employees for the performance of work under this Agreement or any subcontract hereunder, neither the Contractor, subcontractor, nor any person acting on behalf of such Contractor or subcontractor, shall by reason of race, creed, color, disability, sex or national origin discriminate against any citizen of the State of New York who is qualified and available to perform the work to which the employment relates;
     2. Neither the Contractor, subcontractor, nor any person on his or her behalf shall, in any manner, discriminate against or intimidate any employee hired for the performance of work under this Agreement on account of race, creed, color, disability, sex or national origin;
     3. There may be deducted from the amount payable to the Contractor by the City under this Agreement a penalty of Fifty Dollars ($50) for each person for each calendar day during which such person was discriminated against or intimidated in violation of the provisions of this Agreement; and
     4. This Agreement may be terminated by the City, and all monies due or to become due hereunder may be forfeited, for a second or any subsequent violation of the terms or conditions of this Section.
     B. The provisions of this Section shall be limited to operations performed within the territorial limits of the State of New York.
     Section 4.06 Non-Discrimination: Admin. Code § 6-108
     If this Agreement is for the construction, alteration or repair of buildings or the construction or repair of streets or highways, or for the manufacture, sale, or distribution of materials, equipment or supplies, the Contractor agrees, as required by New York City Administrative Code § 6-108, that:
     A. It shall be unlawful for any person engaged in the construction, alteration or repair of buildings or engaged in the construction or repair of streets or highways pursuant to a contract with the City or engaged in the manufacture, sale or distribution of materials, equipment or supplies pursuant to a contract with the City to refuse to employ or to refuse to continue in any employment any person on account of the race, color or creed of such person.
     B. It shall be unlawful for any person or any servant, agent or employee of any person, described in Paragraph A above, to ask, indicate or transmit, orally or in writing, directly or indirectly, the race, color, creed or religious affiliation of any person employed or seeking employment from such person, firm or corporation.
     C. Breach of the foregoing provisions shall be deemed a breach of a material provision of this Agreement.
     D. Any person, or the employee, manager or owner of or officer of such firm or corporation who shall violate any of the provisions of this Section shall, upon conviction thereof,

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be punished by a fine of not more than One Hundred Dollars ($100) or by imprisonment for not more than thirty (30) Days, or both.
     Section 4.07 Non-Discrimination: E.O. 50 — Equal Employment Opportunity
     A. This Agreement is subject to the requirements of City Executive Order No. 50 (1980) (“E.O. 50”), as revised, and the rules set forth at 66 RCNY § 10-01 et seq. No agreement will be awarded unless and until these requirements have been complied with in their entirety. The Contractor agrees that it:
     1. Will not discriminate unlawfully against any employee or applicant for employment because of race, creed, color, national origin, sex, age, disability, marital status, sexual orientation or citizenship status with respect to all employment decisions including, but not limited to, recruitment, hiring, upgrading, demotion, downgrading, transfer, training, rates of pay or other forms of compensation, layoff, termination, and all other terms and conditions of employment;
     2. Will not discriminate unlawfully in the selection of subcontractors on the basis of the owners’, partners’ or shareholders’ race, color, creed, national origin, sex, age, disability, marital status, sexual orientation, or citizenship status;
     3. Will state in all solicitations or advertisements for employees placed by or on behalf of the Contractor that all qualified applicants will receive consideration for employment without unlawful discrimination based on race, color, creed, national origin, sex, age, disability, marital status, sexual orientation or citizenship status, and that it is an equal employment opportunity employer;
     4. Will send to each labor organization or representative of workers with which it has a collective bargaining agreement or other contract or memorandum of understanding, written notification of its equal employment opportunity commitments under E.O. 50 and the rules and regulations promulgated thereunder;
     5. Will furnish before this Agreement is awarded all information and reports including an Employment Report which are required by E.O. 50, the rules and regulations promulgated thereunder, and orders of the City Department of Small Business Services, Division of Labor Services (“DLS”); and
     6. Will permit DLS to have access to all relevant books, records, and accounts for the purposes of investigation to ascertain compliance with such rules, regulations, and orders.
     B. The Contractor understands that in the event of its noncompliance with the nondiscrimination clauses of this Agreement or with any of such rules, regulations, or orders, such noncompliance shall constitute a material breach of this Agreement and noncompliance with E.O. 50 and the rules and regulations promulgated thereunder. After a hearing held pursuant to the rules of DLS, the Director of DLS may direct the Commissioner to impose any or all of the following sanctions:

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     1. Disapproval of the Contractor; and/or
     2. Suspension or termination of the Agreement; and/or
     3. Declaring the Contractor in default; and/or
     4. In lieu of any of the foregoing sanctions, imposition of an employment program.
     C. Failure to comply with E.O. 50 and the rules and regulations promulgated thereunder in one or more instances may result in the Department declaring the Contractor to be non-responsible.
     D. The Contractor agrees to include the provisions of the foregoing Paragraphs in every subcontract or purchase order in excess of One Hundred Thousand Dollars ($100,000) to which it becomes a party unless exempted by E.O. 50 and the rules and regulations promulgated thereunder, so that such provisions will be binding upon each subcontractor or vendor. The Contractor will take such action with respect to any subcontract or purchase order as may be directed by the Director of DLS as a means of enforcing such provisions including sanctions for noncompliance. A supplier of unfinished products to the Contractor needed to produce the item contracted for shall not be considered a subcontractor or vendor for purposes of this Paragraph.
     E. The Contractor further agrees that it will refrain from entering into any subcontract or modification thereof subject to E.O. 50 and the rules and regulations promulgated thereunder with a subcontractor who is not in compliance with the requirements of E.O. 50 and the rules and regulations promulgated thereunder. A supplier of unfinished products to the Contractor needed to produce the item contracted for shall not be considered a subcontractor for purposes of this Paragraph.
     F. Nothing contained in this Section shall be construed to bar any religious or denominational institution or organization, or any organization operated for charitable or educational purposes, that is operated, supervised or controlled by or in connection with a religious organization, from lawfully limiting employment or lawfully giving preference to persons of the same religion or denomination or from lawfully making such selection as is calculated by such organization to promote the religious principles for which it is established or maintained.
ARTICLE 5 — RECORDS,
AUDITS, REPORTS, AND INVESTIGATIONS
     Section 5.01 Books and Records
     The Contractor agrees to maintain separate and accurate books, records, documents and other evidence, and to utilize appropriate accounting procedures and practices, which sufficiently and properly reflect all direct and indirect costs of any nature expended in the performance of this Agreement.

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     Section 5.02 Retention of Records
     The Contractor agrees to retain all books, records, and other documents relevant to this Agreement, including those required pursuant to Section 5.01, for six years after the final payment or expiration or termination of this Agreement, or for a period otherwise prescribed by Law, whichever is later. In addition, if any litigation, claim, or audit concerning this Agreement has commenced before the expiration of the six-year period, the records must be retained until the completion of such litigation, claim, or audit. Any books, records and other documents that are created in an electronic format in the regular course of business may be retained in an electronic format. Any books, records, and other documents that are created in the regular course of business as a paper copy may be retained in an electronic format provided that the records satisfy the requirements of New York Civil Practice Law and Rules (“CPLR”) 4539(b), including the requirement that the reproduction is created in a manner “which does not permit additions, deletions, or changes without leaving a record of such additions, deletions, or changes.” Furthermore, the Contractor agrees to waive any objection to the admissibility of any such books, records or other documents on the grounds that such documents do not satisfy CPLR 4539(b).
     Section 5.03 Inspection
     A. At any time during the Agreement or during the record retention period set forth in section 5.02, the City, including the Department and the Department’s Office of the Inspector General, as well as City, State and federal auditors and any other persons duly authorized by the City shall, upon reasonable notice, have full access to and the right to examine and copy all books, records, and other documents maintained or retained by or on behalf of the Contractor pursuant to this Article. Notwithstanding any provision herein regarding notice of inspection, all books, records and other documents of the Contractor kept pursuant to this Agreement shall be subject to immediate inspection, review, and copying by the Department’s Office of the Inspector General and/or the Comptroller without prior notice and at no additional cost to the City. The Contractor shall make such books, records and other documents available for inspection in the City of New York or shall reimburse the City for expenses associated with the out-of-City inspection.
     B. The Department shall have the right to have representatives of the Department or of the City, State or federal government present to observe the services being performed.
     C. The Contractor shall not be entitled to final payment until the Contractor has complied with any request for inspection or access given under this Section.
     Section 5.04 Audit
     A. This Agreement and all books, records, documents, and other evidence required to be maintained or retained pursuant to this Agreement, including all vouchers or invoices presented for payment and the books, records, and other documents upon which such vouchers or invoices are based (e.g., reports, cancelled checks, accounts, and all other similar material), are

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subject to audit by (i) the City, including the Comptroller, the Department, and the Department’s Office of the Inspector General, (ii) the State, (iii) the federal government, and (iv) other persons duly authorized by the City. Such audits may include examination and review of the source and application of all funds whether from the City, the State, the federal government, private sources or otherwise.
     B. Audits by the City, including the Comptroller, the Department, and the Department’s Office of the Inspector General, are performed pursuant to the powers and responsibilities conferred by the Charter and the Admin. Code, as well as all orders, rules, and regulations promulgated pursuant to the Charter and Admin. Code.
     C. The Contractor shall submit any and all documentation and justification in support of expenditures or fees under this Agreement as may be required by the Department and by the Comptroller in the exercise of his/her powers under Law.
     D. The Contractor shall not be entitled to final payment until the Contractor has complied with the requirements of this Section.
     Section 5.05 No Removal of Records from Premises
     Where performance of this Agreement involves use by the Contractor of any City books, records, documents, or data (in hard copy, or electronic or other format now known or developed in the future) at City facilities or offices, the Contractor shall not remove any such data (in the format in which it originally existed, or in any other converted or derived format) from such facility or office without the prior written approval of the Department’s designated official. Upon the request by the Department at any time during the Agreement or after the Agreement has expired or terminated, the Contractor shall return to the Department any City books, records, documents, or data that has been removed from City premises.
     Section 5.06 Electronic Records
     As used in this Appendix A, the terms books, records, documents, and other data refer to electronic versions as well as hard copy versions.
     Section 5.07 Investigations Clause
     A. The Contractor agrees to cooperate fully and faithfully with any investigation, audit or inquiry conducted by a State or City agency or authority that is empowered directly or by designation to compel the attendance of witnesses and to examine witnesses under oath, or conducted by the Inspector General of a governmental agency that is a party in interest to the transaction, submitted bid, submitted proposal, contract, lease, permit, or license that is the subject of the investigation, audit or inquiry.
B. 1. If any person who has been advised that his or her statement, and any information from such statement, will not be used against him or her in any subsequent

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criminal proceeding refuses to testify before a grand jury or other governmental agency or authority empowered directly or by designation to compel the attendance of witnesses and to examine witnesses under oath concerning the award of or performance under any transaction, agreement, lease, permit, contract, or license entered into with the City, or State, or any political subdivision or public authority thereof, or the Port Authority of New York and New Jersey, or any local development corporation within the City, or any public benefit corporation organized under the Laws of the State, or;
     2. If any person refuses to testify for a reason other than the assertion of his or her privilege against self-incrimination in an investigation, audit or inquiry conducted by a City or State governmental agency or authority empowered directly or by designation to compel the attendance of witnesses and to take testimony under oath, or by the Inspector General of the governmental agency that is a party in interest in, and is seeking testimony concerning the award of, or performance under, any transaction, agreement, lease, permit, contract, or license entered into with the City, the State, or any political subdivision thereof or any local development corporation within the City, then;
C. 1. The Commissioner or Agency Head whose agency is a party in interest to the transaction, submitted bid, submitted proposal, contract, lease, permit, or license shall convene a hearing, upon not less than five (5) Days written notice to the parties involved to determine if any penalties should attach for the failure of a person to testify.
     2. If any non-governmental party to the hearing requests an adjournment, the Commissioner or Agency Head who convened the hearing may, upon granting the adjournment, suspend any contract, lease, permit, or license pending the final determination pursuant to Paragraph E below without the City incurring any penalty or damages for delay or otherwise.
     D. The penalties that may attach after a final determination by the Commissioner or Agency Head may include but shall not exceed:
     1. The disqualification for a period not to exceed five (5) years from the date of an adverse determination for any person, or any entity of which such person was a member at the time the testimony was sought, from submitting bids for, or transacting business with, or entering into or obtaining any contract, lease, permit or license with or from the City; and/or
     2. The cancellation or termination of any and all such existing City contracts, leases, permits or licenses that the refusal to testify concerns and that have not been assigned as permitted under this Agreement, nor the proceeds of which pledged, to an unaffiliated and unrelated institutional lender for fair value prior to the issuance of the notice scheduling the hearing, without the City incurring any penalty or damages on account of such cancellation or termination; monies lawfully due for goods delivered, work done, rentals, or fees accrued prior to the cancellation or termination shall be paid by the City.

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     E. The Commissioner or Agency Head shall consider and address in reaching his or her determination and in assessing an appropriate penalty the factors in Paragraphs (1) and (2) below. He or she may also consider, if relevant and appropriate, the criteria established in Paragraphs (3) and (4) below, in addition to any other information that may be relevant and appropriate:
     1. The party’s good faith endeavors or lack thereof to cooperate fully and faithfully with any governmental investigation or audit, including but not limited to the discipline, discharge, or disassociation of any person failing to testify, the production of accurate and complete books and records, and the forthcoming testimony of all other members, agents, assignees or fiduciaries whose testimony is sought.
     2. The relationship of the person who refused to testify to any entity that is a party to the hearing, including, but not limited to, whether the person whose testimony is sought has an ownership interest in the entity and/or the degree of authority and responsibility the person has within the entity.
     3. The nexus of the testimony sought to the subject entity and its contracts, leases, permits or licenses with the City.
     4. The effect a penalty may have on an unaffiliated and unrelated party or entity that has a significant interest in an entity subject to penalties under Paragraph D above, provided that the party or entity has given actual notice to the Commissioner or Agency Head upon the acquisition of the interest, or at the hearing called for in Paragraph (C)(1) above gives notice and proves that such interest was previously acquired. Under either circumstance, the party or entity must present evidence at the hearing demonstrating the potential adverse impact a penalty will have on such person or entity.
     F. Definitions
     1. The term “license” or “permit” as used in this Section shall be defined as a license, permit, franchise, or concession not granted as a matter of right.
     2. The term “person” as used in this Section shall be defined as any natural person doing business alone or associated with another person or entity as a partner, director, officer, principal or employee.
     3. The term “entity” as used in this Section shall be defined as any firm, partnership, corporation, association, or person that receives monies, benefits, licenses, leases, or permits from or through the City, or otherwise transacts business with the City.
     4. The term “member” as used in this Section shall be defined as any person associated with another person or entity as a partner, director, officer, principal, or employee.
     G. In addition to and notwithstanding any other provision of this Agreement, the Commissioner or Agency Head may in his or her sole discretion terminate this Agreement upon not less than three (3) Days written notice in the event the Contractor fails to promptly report in

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writing to the City Commissioner of Investigation any solicitation of money, goods, requests for future employment or other benefits or thing of value, by or on behalf of any employee of the City or other person or entity for any purpose that may be related to the procurement or obtaining of this Agreement by the Contractor, or affecting the performance of this Agreement.
     Section 5.08 Confidentiality
     A. The Contractor agrees to hold confidential, both during and after the completion or termination of this Agreement, all of the reports, information, or data, furnished to, or prepared, assembled or used by, the Contractor under this Agreement. The Contractor agrees that such reports, information, or data shall not be made available to any person or entity without the prior written approval of the Department. The Contractor agrees to maintain the confidentiality of such reports, information, or data by using a reasonable degree of care, and using at least the same degree of care that the Contractor uses to preserve the confidentiality of its own confidential information. In the event that the data contains social security numbers or other Personal Identifying Information, as such term is defined in Paragraph B of this Section, the Contractor shall utilize best practice methods (e.g., encryption of electronic records) to protect the confidentiality of such data. The obligation under this Section to hold reports, information or data confidential shall not apply where the City would be required to disclose such reports, information or data pursuant to the State Freedom of Information Law (“FOIL”), provided that the Contractor provides advance notice to the City, in writing or by e-mail, that it intends to disclose such reports, information or data and the City does not inform the contractor, in writing or by e-mail, that such reports, information, or data are not subject to disclosure under FOIL.
     B. The Contractor shall provide notice to the Department within three (3) days of the discovery by the Contractor of any breach of security, as defined in Admin. Code § 10-501(b), of any data, encrypted or otherwise, in use by the Contractor that contains social security numbers or other personal identifying information as defined in Admin. Code § 10-501 (“Personal Identifying Information”), where such breach of security arises out of the acts or omissions of the Contractor or its employees, subcontractors, or agents. Upon the discovery of such security breach, the Contractor shall take reasonable steps to remediate the cause or causes of such breach, and shall provide notice to the Department of such steps. In the event of such breach of security, without limiting any other right of the City, the City shall have the right to withhold further payments under this Agreement for the purpose of set-off in sufficient sums to cover the costs of notifications and/or other actions mandated by any Law, or administrative or judicial order, to address the breach, and including any fines or disallowances imposed by the State or federal government as a result of the disclosure. The City shall also have the right to withhold further payments hereunder for the purpose of set-off in sufficient sums to cover the costs of credit monitoring services for the victims of such a breach of security by a national credit reporting agency, and/or any other commercially reasonable preventive measure. The Department shall provide the Contractor with written notice and an opportunity to comment on such measures prior to implementation. Alternatively, at the City’s discretion, or if monies remaining to be earned or paid under this Agreement are insufficient to cover the costs detailed above, the Contractor shall pay directly for the costs, detailed above, if any.

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     C. The Contractor shall restrict access to confidential information to persons who have a legitimate work related purpose to access such information. The Contractor agrees that it will instruct its officers, employees, and agents to maintain the confidentiality of any and all information required to be kept confidential by this Agreement.
     D. The Contractor, and its officers, employees, and agents shall notify the Department, at any time either during or after completion or termination of this Agreement, of any intended statement to the press or any intended issuing of any material for publication in any media of communication (print, news, television, radio, Internet, etc.) regarding the services provided or the data collected pursuant to this Agreement at least twenty-four (24) hours prior to any statement to the press or at least five (5) business Days prior to the submission of the material for publication, or such shorter periods as are reasonable under the circumstances. The Contractor may not issue any statement or submit any material for publication that includes confidential information as prohibited by this Section 5.08.
     E. At the request of the Department, the Contractor shall return to the Department any and all confidential information in the possession of the Contractor or its subcontractors. If the Contractor or its subcontractors are legally required to retain any confidential information, the Contractor shall notify the Department in writing and set forth the confidential information that it intends to retain and the reasons why it is legally required to retain such information. The Contractor shall confer with the Department, in good faith, regarding any issues that arise from the Contractor retaining such confidential information. If the Department does not request such information, or the Law does not require otherwise, such information shall be maintained in accordance with the requirements set forth in Section 5.02.
     F. A breach of this Section shall constitute a material breach of this Agreement for which the Department may terminate this Agreement pursuant to Article 10. The Department reserves any and all other rights and remedies in the event of unauthorized disclosure.
ARTICLE 6 — COPYRIGHTS,
PATENTS, INVENTIONS, AND ANTITRUST
     Section 6.01 Copyrights
     A. Any reports, documents, data, photographs, deliverables, and/or other materials produced pursuant to this Agreement, and any and all drafts and/or other preliminary materials in any format related to such items produced pursuant to this Agreement, shall upon their creation become the exclusive property of the City.
     B. Any reports, documents, data, photographs, deliverables, and/or other materials provided pursuant to this Agreement (“Copyrightable Materials”) shall be considered “work-made-for-hire” within the meaning and purview of Section 101 of the United States Copyright Act, 17 U.S.C. § 101, and the City shall be the copyright owner thereof and of all aspects, elements and components thereof in which copyright protection might exist. To the extent that the Copyrightable Materials do not qualify as “work-made-for-hire,” the Contractor hereby irrevocably transfers, assigns and conveys exclusive copyright ownership in and to the

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Copyrightable Materials to the City, free and clear of any liens, claims, or other encumbrances. The Contractor shall retain no copyright or intellectual property interest in the Copyrightable Materials. The Copyrightable Materials shall be used by the Contractor for no purpose other than in the performance of this Agreement without the prior written permission of the City. The Department may grant the Contractor a license to use the Copyrightable Materials on such terms as determined by the Department and set forth in the license.
     C. The Contractor acknowledges that the City may, in its sole discretion, register copyright in the Copyrightable Materials with the United States Copyright Office or any other government agency authorized to grant copyright registrations. The Contractor shall fully cooperate in this effort, and agrees to provide any and all documentation necessary to accomplish this.
     D. The Contractor represents and warrants that the Copyrightable Materials: (i) are wholly original material not published elsewhere (except for material that is in the public domain); (ii) do not violate any copyright Law; (iii) do not constitute defamation or invasion of the right of privacy or publicity; and (iv) are not an infringement, of any kind, of the rights of any third party. To the extent that the Copyrightable Materials incorporate any non-original material, the Contractor has obtained all necessary permissions and clearances, in writing, for the use of such non-original material under this Agreement, copies of which shall be provided to the City upon execution of this Agreement.
     E. If the services under this Agreement are supported by a federal grant of funds, the federal and State government reserves a royalty-free, non-exclusive irrevocable license to reproduce, publish, or otherwise use and to authorize others to use, for federal or State government purposes, the copyright in any Copyrightable Materials developed under this Agreement.
     F. If the Contractor publishes a work dealing with any aspect of performance under this Agreement, or with the results of such performance, the City shall have a royalty-free, non-exclusive irrevocable license to reproduce, publish, or otherwise use such work for City governmental purposes.
     Section 6.02 Patents and Inventions
     The Contractor shall promptly and fully report to the Department any discovery or invention arising out of or developed in the course of performance of this Agreement. If the services under this Agreement are supported by a federal grant of funds, the Contractor shall promptly and fully report to the federal government for the federal government to make a determination as to whether patent protection on such invention shall be sought and how the rights in the invention or discovery, including rights under any patent issued thereon, shall be disposed of and administered in order to protect the public interest.

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     Section 6.03 Pre-existing Rights
     In no case shall Sections 6.01 and 6.02 apply to, or prevent the Contractor from asserting or protecting its rights in any discovery, invention, report, document, data, photograph, deliverable, or other material in connection with or produced pursuant to this Agreement that existed prior to or was developed or discovered independently from the activities directly related to this Agreement.
     Section 6.04 Antitrust
     The Contractor hereby assigns, sells, and transfers to the City all right, title and interest in and to any claims and causes of action arising under the antitrust laws of the State or of the United States relating to the particular goods or services procured by the City under this Agreement.
ARTICLE 7 — INSURANCE
     Section 7.01 Agreement to Insure
     The Contractor shall not commence performing services under this Agreement unless and until all insurance required by this Article is in effect, and shall ensure continuous insurance coverage in the manner, form, and limits required by this Article throughout the term of the Agreement.
     Section 7.02 Commercial General Liability Insurance
     A. The Contractor shall maintain Commercial General Liability Insurance covering the Contractor as Named Insured and the City as an Additional Insured in the amount of at least One Million Dollars ($1,000,000) per occurrence. Such insurance shall protect the City and the Contractor from claims for property damage and/or bodily injury, including death that may arise from any of the operations under this Agreement. Coverage under this insurance shall be at least as broad as that provided by the most recently issued Insurance Services Office (“ISO”) Form CG 0001, shall contain no exclusions other than as required by law or as approved by the Department, and shall be “occurrence” based rather than “claims-made.”
     B. Such Commercial General Liability Insurance shall name the City, together with its officials and employees, as an Additional Insured with coverage at least as broad as the most recently issued ISO Form CG 20 10.
     C. The Contractor shall ensure that each subcontractor adds the City, together with its officials and employees, as an Additional Insured under all Commercial General Liability Insurance policies obtained by a subcontractor covering work performed by such subcontractor under this Agreement with coverage at least as broad as the most recently issued ISO Form CG 20 26.

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     Section 7.03 Professional Liability Insurance
     A. At the Department’s direction, if professional services are provided pursuant to this Agreement, the Contractor shall maintain and submit evidence of Professional Liability Insurance appropriate to the type(s) of such services to be provided under this Agreement in the amount of at least Five Million Dollars ($5,000,000) per claim. The policy or policies shall include an endorsement to cover the liability assumed by the Contractor under this Agreement arising out of the negligent performance of professional services or caused by an error, omission or negligent act of the Contractor or anyone employed by the Contractor.
     B. All subcontractors of the Contractor providing professional services under this Agreement for which Professional Liability Insurance is reasonably commercially available shall also maintain such insurance in the amount of at least Five Million Dollars ($5,000,000) per claim, and the Contractor shall provide to the Department, at the time of the request for subcontractor approval, evidence of such Professional Liability Insurance on forms acceptable to the Department.
     C. Claims-made policies will be accepted for Professional Liability Insurance. All such policies shall have an extended reporting period option or automatic coverage of not less than two (2) years. If available as an option, the Contractor shall purchase extended reporting period coverage effective on cancellation or termination of such insurance unless a new policy is secured with a retroactive date, including at least the last policy year.
     Section 7.04 Workers’ Compensation, Disability Benefits, and Employer’s Liability Insurance
     The Contractor shall maintain, and ensure that each subcontractor maintains, Workers’ Compensation Insurance, Disability Benefits Insurance, and Employer’s Liability Insurance in accordance with the Laws of the State on behalf of, or with regard to, all employees providing services under this Agreement.
     Section 7.05 Unemployment Insurance
     To the extent required by Law, the Contractor shall provide Unemployment Insurance for its employees.
     Section 7.06 Business Automobile Liability Insurance
     A. If vehicles are used in the provision of services under this Agreement, then the Contractor shall maintain Business Automobile Liability insurance in the amount of at least One Million Dollars ($1,000,000) each accident combined single limit for liability arising out of ownership, maintenance or use of any owned, non-owned, or hired vehicles to be used in connection with this Agreement. Coverage shall be at least as broad as ISO Form CA0001, ed. 10/01.

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     B. If vehicles are used for transporting hazardous materials, the Business Automobile Liability Insurance shall be endorsed to provide pollution liability broadened coverage for covered vehicles (endorsement CA 99 48) as well as proof of MCS-90.
     Section 7.07 General Requirements for Insurance Coverage and Policies
     A. All required insurance policies shall be maintained with companies that may lawfully issue the required policy and have an A.M. Best rating of at least A- / “VII” or a Standard and Poor’s rating of at least A, unless prior written approval is obtained from the City Law Department.
     B. All insurance policies shall be primary (and non-contributing) to any insurance or self-insurance maintained by the City.
     C. The Contractor shall be solely responsible for the payment of all premiums for all required insurance policies and all deductibles or self-insured retentions to which such policies are subject, whether or not the City is an insured under the policy.
     D. There shall be no self-insurance program with regard to any insurance required under this Article unless approved in writing by the Commissioner. Any such self-insurance program shall provide the City with all rights that would be provided by traditional insurance required under this Article, including but not limited to the defense obligations that insurers are required to undertake in liability policies.
     E. The City’s limits of coverage for all types of insurance required under this Article shall be the greater of (i) the minimum limits set forth in this Article or (ii) the limits provided to the Contractor as Named Insured under all primary, excess, and umbrella policies of that type of coverage.
     F. All insurance policies required pursuant to Sections 7.02 and 7.03 shall contain the following endorsement: “This policy may not be cancelled, terminated, modified or changed for any reason other than non-payment unless thirty (30) Days prior written notice is sent by the Insurance Company to the Named Insured, the Commissioner [insert Agency], and to the New York City Comptroller, Attn: Office of Contract Administration, Municipal Building, One Centre Street, Room 1005, New York, New York 10007. For non-payment, at least ten (10) Days written notice must be provided.”
     Section 7.08 Proof of Insurance
     A. For Workers’ Compensation Insurance, Disability Benefits Insurance, and Employer’s Liability Insurance, the Contractor shall file one of the following within ten (10) Days of award of this Agreement. ACORD forms are not acceptable proof of workers’ compensation coverage.
     1. C-105.2 Certificate of Workers’ Compensation Insurance;

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     2. U-26.3 — State Insurance Fund Certificate of Workers’ Compensation Insurance;
     3. Request for WC/DB Exemption (Form CE-200);
     4. Equivalent or successor forms used by the New York State Workers’ Compensation Board; or
     5. Other proof of insurance in a form acceptable to the City.
     B. For each policy required under this Agreement, except for Workers’ Compensation Insurance, Disability Benefits Insurance, Employer’s Liability Insurance, and Unemployment Insurance, the Contractor shall file a Certificate of Insurance with the Department within ten (10) Days of award of this Agreement. All Certificates of Insurance shall be (a) in a form acceptable to the City and certify the issuance and effectiveness of such policies of insurance, each with the specified minimum limits; and (b) accompanied by the endorsement in the Contractor’s general liability policy by which the City has been made an additional insured pursuant to Section 7.02(B). All Certificate(s) of Insurance shall be accompanied by either a duly executed “Certification by Broker” in the form attached to this Appendix A or copies of all policies referenced in the Certificate of Insurance. If complete policies have not yet been issued, binders are acceptable, until such time as the complete policies have been issued, at which time such policies shall be submitted.
     C. Certificates of Insurance confirming renewals of insurance shall be submitted to the Commissioner prior to the expiration date of coverage of policies required under this Article. Such Certificates of Insurance shall comply with the requirements of Section 7.08 (A) and Section 7.08(B), as applicable.
     D. The Contractor shall provide the City with a copy of any policy required under this Article upon the demand for such policy by the Commissioner or the New York City Law Department.
     E. Acceptance by the Commissioner of a certificate or a policy does not excuse the Contractor from maintaining policies consistent with all provisions of this Article (and ensuring that subcontractors maintain such policies) or from any liability arising from its failure to do so.
     Section 7.09 Miscellaneous
     A. Where notice of loss, damage, occurrence, accident, claim or suit is required under a policy maintained in accordance with this Article, the Contractor shall notify in writing all insurance carriers that issued potentially responsive policies of any such event relating to any operations under this Agreement (including notice to Commercial General Liability Insurance carriers for events relating to the Contractor’s own employees) no later than twenty (20) Days after such event. Such notice shall expressly specify that “this notice is being given on behalf of the City of New York as Additional Insured as well as the Named Insured.” Such notice shall also contain the following information: the number of the insurance policy, the name of the named insured, the date and location of the damage, occurrence, or accident, and the identity of

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the persons or things injured, damaged, or lost. The Contractor shall simultaneously send a copy of such notice to the City of New York c/o Insurance Claims Specialist, Affirmative Litigation Division, New York City Law Department, 100 Church Street, New York, New York 10007.
     B. The Contractor’s failure to maintain any of the insurance required by this Article shall constitute a material breach of this Agreement. Such breach shall not be waived or otherwise excused by any action or inaction by the City at any time.
     C. Insurance coverage in the minimum amounts required in this Article shall not relieve the Contractor or its subcontractors of any liability under this Agreement, nor shall it preclude the City from exercising any rights or taking such other actions as are available to it under any other provisions of this Agreement or Law.
     D. The Contractor waives all rights against the City, including its officials and employees for any damages or losses that are covered under any insurance required under this Article (whether or not such insurance is actually procured or claims are paid thereunder) or any other insurance applicable to the operations of the Contractor and/or its subcontractors in the performance of this Agreement.
ARTICLE 8 — PROTECTION OF PERSONS AND PROPERTY
AND INDEMNIFICATION
     Section 8.01 Reasonable Precautions
     The Contractor shall take all reasonable precautions to protect all persons and the property of the City and of others from damage, loss or injury resulting from the Contractor’s and/or its subcontractors’ operations under this Agreement.
     Section 8.02 Protection of City Property
     The Contractor assumes the risk of, and shall be responsible for, any loss or damage to City property, including property and equipment leased by the City, used in the performance of this Agreement, where such loss or damage is caused by any tortious act, or failure to comply with the provisions of this Agreement or of Law by the Contractor, its officers, employees, agents or subcontractors.
     Section 8.03 Indemnification
     The Contractor shall defend, indemnify and hold the City, its officers and employees harmless from any and all claims (even if the allegations of the lawsuit are without merit) or judgments for damages on account of any injuries or death to any person or damage to any property and from costs and expenses to which the City, its officers and employees may be subjected or which it may suffer or incur allegedly arising out of or in connection with any operations of the Contractor and/or its subcontractors to the extent resulting from any negligent act of commission or omission, any intentional tortious act, or failure to comply with the

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provisions of this Agreement or of the Laws. Insofar as the facts or Law relating to any claim would preclude the City from being completely indemnified by the Contractor, the City shall be partially indemnified by the Contractor to the fullest extent permitted by Law.
     Section 8.04 Infringement Indemnification
     The Contractor shall defend, indemnify and hold the City harmless from any and all claims (even if the allegations of the lawsuit are without merit) or judgments for damages and from costs and expenses to which the City may be subject to or which it may suffer or incur allegedly arising out of or in connection with any infringement by the Contractor of any copyright, trade secrets, trademark or patent rights or any other property or personal right of any third party by the Contractor and/or its subcontractors in the performance of this Agreement. The Contractor shall defend, indemnify, and hold the City harmless regardless of whether or not the alleged infringement arises out of compliance with the Agreement’s scope of services/scope of work. Insofar as the facts or Law relating to any claim would preclude the City from being completely indemnified by the Contractor, the City shall be partially indemnified by the Contractor to the fullest extent permitted by Law.
     Section 8.05 Indemnification Obligations Not Limited By Insurance Obligation
     The indemnification provisions set forth in this Article shall not be limited in any way by the Contractor’s obligations to obtain and maintain insurance as provided in this Agreement.
     Section 8.06 Actions By or Against Third Parties
     A. In the event any claim is made or any action brought in any way relating to Agreement, other than an action between the City and the Contractor, the Contractor shall diligently render to the City without additional compensation all assistance which the City may reasonably require of the Contractor.
     B. The Contractor shall report to the Department in writing within five (5) business Days of the initiation by or against the Contractor of any legal action or proceeding in connection with or relating to this Agreement.
     Section 8.07 Withholding of Payments
     A. In the event that any claim is made or any action is brought against the City for which the Contractor may be required to indemnify the City pursuant to this Agreement, the City shall have the right to withhold further payments under this Agreement for the purpose of set-off in sufficient sums to cover the said claim or action.
     B. In the event that any City property is lost or damaged as set forth in Section 8.02, except for normal wear and tear, the City shall have the right to withhold further payments under this Agreement for the purpose of set-off in sufficient sums to cover such loss or damage.

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     C. The City shall not, however, impose a setoff in the event that an insurance company that provided liability insurance pursuant to Article 7 above has accepted the City’s tender of the claim or action without a reservation of rights.
     D. The Department may, at its option, withhold for purposes of set-off any monies due to the Contractor under this Agreement up to the amount of any disallowances or questioned costs resulting from any audits of the Contractor or to the amount of any overpayment to the Contractor with regard to this Agreement.
     E. The rights and remedies of the City provided for in this Section shall not be exclusive and are in addition to any other rights and remedies provided by Law or this Agreement.
     Section 8.08 No Third Party Rights
     The provisions of this Agreement shall not be deemed to create any right of action in favor of third parties against the Contractor or the City or their respective officers and employees.
ARTICLE 9 — CONTRACT CHANGES
     Section 9.01 Contract Changes
     Changes to this Agreement may be made only as duly authorized by the ACCO or his or her designee and in accordance with the PPB Rules. Any amendment or change to this Agreement shall not be valid unless made in writing and signed by authorized representatives of both parties. Contractors deviating from the requirements of this Agreement without a duly approved and executed change order document, or written contract modification or amendment, do so at their own risk.
     Section 9.02 Changes Through Fault of Contractor
     In the event that any change is required in the data, documents, deliverables, or other services to be provided under this Agreement because of negligence or error of the Contractor, no additional compensation shall be paid to the Contractor for making such change, and the Contractor is obligated to make such change without additional compensation.
ARTICLE 10 — TERMINATION, DEFAULT, AND REDUCTIONS IN FUNDING
     Section 10.01 Termination by the City Without Cause
     A. The City shall have the right to terminate this Agreement, in whole or in part, without cause, in accordance with the provisions of Section 10.05.

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     B. If the City terminates this Agreement pursuant to this Section, the following provisions apply. The City shall not incur or pay any further obligation pursuant to this Agreement beyond the termination date set by the City pursuant to Section 10.05. The City shall pay for services provided in accordance with this Agreement prior to the termination date. In addition, any obligation necessarily incurred by the Contractor on account of this Agreement prior to receipt of notice of termination and falling due after the termination date shall be paid by the City in accordance with the terms of this Agreement. In no event shall such obligation be construed as including any lease or other occupancy agreement, oral or written, entered into between the Contractor and its landlord.
     Section 10.02 Reductions in Federal, State and/or City Funding
     A. This Agreement is funded in whole or in part by funds secured from the federal, State and/or City governments. Should there be a reduction or discontinuance of such funds by action of the federal, State and/or City governments, the City shall have, in its sole discretion, the right to terminate this Agreement in whole or in part, or to reduce the funding and/or level of services of this Agreement caused by such action by the federal, State and/or City governments, including, in the case of the reduction option, but not limited to, the reduction or elimination of programs, services or service components; the reduction or elimination of contract-reimbursable staff or staff-hours, and corresponding reductions in the budget of this Agreement and in the total amount payable under this Agreement. Any reduction in funds pursuant to this Section shall be accompanied by an appropriate reduction in the services performed under this Agreement.
     B. In the case of the reduction option referred to in Paragraph A, above, any such reduction shall be effective as of the date set forth in a written notice thereof to the Contractor, which shall be not less than thirty (30) Days from the date of such notice. Prior to sending such notice of reduction, the Department shall advise the Contractor that such option is being exercised and afford the Contractor an opportunity to make within seven (7) Days any suggestion(s) it may have as to which program(s), service(s), service component(s), staff or staff-hours might be reduced or eliminated, provided, however, that the Department shall not be bound to utilize any of the Contractor’s suggestions and that the Department shall have sole discretion as to how to effectuate the reductions.
     C. If the City reduces funding pursuant to this Section, the following provisions apply. The City shall pay for services provided in accordance with this Agreement prior to the reduction date. In addition, any obligation necessarily incurred by the Contractor on account of this Agreement prior to receipt of notice of reduction and falling due after the reduction date shall be paid by the City in accordance with the terms of this Agreement. In no event shall such obligation be construed as including any lease or other occupancy agreement, oral or written, entered into between the Contractor and its landlord.
     D. To the extent that the reduction in public funds is a result of the State determining that the Contractor may receive medical assistance funds pursuant to title eleven of article five of the Social Services Law to fund the services contained within the scope of a program under this Agreement, then the notice and effective date provisions of this section shall not apply, and the Department may reduce such public funds authorized under this Agreement by informing the

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Contractor of the amount of the reduction and revising attachments to this agreement as appropriate.
     Section 10.03 Contractor Default
     A. The City shall have the right to declare the Contractor in default:
     1. Upon a breach by the Contractor of a material term or condition of this Agreement, including unsatisfactory performance of the services;
     2. Upon insolvency or the commencement of any proceeding by or against the Contractor, either voluntarily or involuntarily, under the Bankruptcy Code or relating to the insolvency, receivership, liquidation, or composition of the Contractor for the benefit of creditors;
     3. If the Contractor refuses or fails to proceed with the services under the Agreement when and as directed by the Commissioner;
     4. If the Contractor or any of its officers, directors, partners, five percent (5%) or greater shareholders, principals, or other employee or person substantially involved in its activities are indicted or convicted after execution of the Agreement under any state or federal law of any of the following:
     a. a criminal offense incident to obtaining or attempting to obtain or performing a public or private contract;
     b. fraud, embezzlement, theft, bribery, forgery, falsification, or destruction of records, or receiving stolen property;
     c. a criminal violation of any state or federal antitrust law;
     d. violation of the Racketeer Influence and Corrupt Organization Act, 18 U.S.C. § 1961 et seq., or the Mail Fraud Act, 18 U.S.C. § 1341 et seq., for acts in connection with the submission of bids or proposals for a public or private contract;
     e. conspiracy to commit any act or omission that would constitute grounds for conviction or liability under any statute described in subparagraph (d) above; or
     f. an offense indicating a lack of business integrity that seriously and directly affects responsibility as a City vendor.
     5. If the Contractor or any of its officers, directors, partners, five percent (5%) or greater shareholders, principals, or other employee or person substantially involved in its activities are subject to a judgment of civil liability under any state or

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federal antitrust law for acts or omissions in connection with the submission of bids or proposals for a public or private contract; or
     6. If the Contractor or any of its officers, directors, partners, five percent (5%) or greater shareholders, principals, or other employee or person substantially involved in its activities makes or causes to be made any false, deceptive, or fraudulent material statement, or fail to make a required material statement in any bid, proposal, or application for City or other government work.
     B. The right to declare the Contractor in default shall be exercised by sending the Contractor a written notice of the conditions of default, signed by the Commissioner, setting forth the ground or grounds upon which such default is declared (“Notice to Cure”). The Contractor shall have ten (10) Days from receipt of the Notice to Cure or any longer period that is set forth in the Notice to Cure to cure the default. The Commissioner may temporarily suspend services under the Agreement pending the outcome of the default proceedings pursuant to this Section.
     C. If the conditions set forth in the Notice to Cure are not cured within the period set forth in the Notice to Cure, the Commissioner may declare the Contractor in default pursuant to this Section. Before the Commissioner may exercise his or her right to declare the Contractor in default, the Commissioner shall give the Contractor an opportunity to be heard upon not less than five (5) business days notice. The Commissioner may, in his or her discretion, provide for such opportunity to be in writing or in person. Such opportunity to be heard shall not occur prior to the end of the cure period but notice of such opportunity to be heard may be given prior to the end of the cure period and may be given contemporaneously with the Notice to Cure.
     D. After the opportunity to be heard, the Commissioner may terminate the Agreement, in whole or in part, upon finding the Contractor in default pursuant to this Section, in accordance with the provisions of Section 10.05.
     E. The Commissioner, after declaring the Contractor in default, may have the services under the Agreement completed by such means and in such manner, by contract with or without public letting, or otherwise, as he or she may deem advisable in accordance with applicable PPB Rules. After such completion, the Commissioner shall certify the expense incurred in such completion, which shall include the cost of re-letting. Should the expense of such completion, as certified by the Commissioner, exceed the total sum which would have been payable under the Agreement if it had been completed by the Contractor, any excess shall be promptly paid by the Contractor upon demand by the City. The excess expense of such completion, including any and all related and incidental costs, as so certified by the Commissioner, and any liquidated damages assessed against the Contractor, may be charged against and deducted out of monies earned by the Contractor.
     Section 10.04 Force Majeure
     A. For purposes of this Agreement, a force majeure event is an act or event beyond the control and without any fault or negligence of the Contractor (“Force Majeure Event”). Such events may include, but are not limited to, fire, flood, earthquake, storm or other natural disaster,

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civil commotion, war, terrorism, riot, and labor disputes not brought about by any act or omission of the Contractor.
     B. In the event the Contractor cannot comply with the terms of the Agreement (including any failure by the Contractor to make progress in the performance of the services) because of a Force Majeure Event, then the Contractor may ask the Commissioner to excuse the nonperformance and/or terminate the Agreement. If the Commissioner, in his or her reasonable discretion, determines that the Contractor cannot comply with the terms of the Agreement because of a Force Majeure Event, then the Commissioner shall excuse the nonperformance and may terminate the Agreement. Such a termination shall be deemed to be without cause.
     C. If the City terminates the Agreement pursuant to this Section, the following provisions apply. The City shall not incur or pay any further obligation pursuant to this Agreement beyond the termination date. The City shall pay for services provided in accordance with this Agreement prior to the termination date. Any obligation necessarily incurred by the Contractor on account of this Agreement prior to receipt of notice of termination and falling due after the termination date shall be paid by the City in accordance with the terms of this Agreement. In no event shall such obligation be construed as including any lease or other occupancy agreement, oral or written, entered into between the Contractor and its landlord.
     Section 10.05 Procedures for Termination
     A. The Department and/or the City shall give the Contractor written notice of any termination of this Agreement. Such notice shall specify the applicable provision(s) under which the Agreement is terminated and the effective date of the termination. Except as otherwise provided in this Agreement, the notice shall comply with the provisions of this Section. For termination without cause, the effective date of the termination shall not be less than ten (10) Days from the date the notice is personally delivered, or fifteen (15) Days from the date the notice is either sent by certified mail, return receipt requested, or sent by fax and deposited in a post office box regularly maintained by the United States Postal Service in a postage pre-paid envelope. In the case of termination for default, the effective date of the termination shall be as set forth above for a termination without cause or such earlier date as the Commissioner may determine. If the City terminates the Agreement in part, the Contractor shall continue the performance of the Agreement to the extent not terminated.
     B. Upon termination or expiration of this Agreement, the Contractor shall comply with the City close-out procedures, including but not limited to:
     1. Accounting for and refunding to the Department, within forty-five (45) Days, any unexpended funds which have been advanced to the Contractor pursuant to this Agreement;
     2. Furnishing within forty-five (45) Days an inventory to the Department of all equipment, appurtenances and property purchased through or provided under this Agreement and carrying out any Department or City directive concerning the disposition of such equipment, appurtenances and property;

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     3. Turning over to the Department or its designees all books, records, documents and material specifically relating to this Agreement that the Department has requested be turned over;
     4. Submitting to the Department, within ninety (90) Days, a final statement and report relating to the Agreement. The report shall be made by a certified public accountant or a licensed public accountant; and
     5. Providing reasonable assistance to the Department in the transition, if any, to a new contractor.
     Section 10.06 Miscellaneous Provisions
     A. The Commissioner, in addition to any other powers set forth in this Agreement or by operation of Law, may suspend, in whole or in part, any part of the services to be provided under this Agreement whenever in his or her judgment such suspension is required in the best interest of the City. If the Commissioner suspends this Agreement pursuant to this Section, the City shall not incur or pay any further obligation pursuant to this Agreement beyond the suspension date until such suspension is lifted. The City shall pay for services provided in accordance with this Agreement prior to the suspension date. In addition, any obligation necessarily incurred by the Contractor on account of this Agreement prior to receipt of notice of suspension and falling due during the suspension period shall be paid by the City in accordance with the terms of this Agreement.
     B. Notwithstanding any other provisions of this Agreement, the Contractor shall not be relieved of liability to the City for damages sustained by the City by virtue of the Contractor’s breach of the Agreement, and the City may withhold payments to the Contractor for the purpose of set-off in the amount of damages due to the City from the Contractor.
     C. The rights and remedies of the City provided in this Article shall not be exclusive and are in addition to all other rights and remedies provided by Law or under this Agreement.
ARTICLE 11 — PROMPT PAYMENT AND ELECTRONIC FUNDS TRANSFER
     Section 11.01 Prompt Payment
     A. The prompt payment provisions of PPB Rule § 4-06 are applicable to payments made under this Agreement. The provisions generally require the payment to the Contractor of interest on payments made after the required payment date, as set forth in the PPB Rules.
     B. The Contractor shall submit a proper invoice to receive payment, except where the Agreement provides that the Contractor will be paid at predetermined intervals without having to submit an invoice for each scheduled payment.
     C. Determination of interest due will be made in accordance with the PPB Rules and the applicable rate of interest shall be the rate in effect at the time of payment.

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     Section 11.02 Electronic Funds Transfer
     A. In accordance with Admin. Code § 6-107.1, the Contractor agrees to accept payments under this Agreement from the City by electronic funds transfer. An electronic funds transfer is any transfer of funds, other than a transaction originated by check, draft, or similar paper instrument, which is initiated through an electronic terminal, telephonic instrument or computer or magnetic tape so as to order, instruct, or authorize a financial institution to debit or credit an account. Prior to the first payment made under this Agreement, the Contractor shall designate one financial institution or other authorized payment agent and shall complete the “EFT Vendor Payment Enrollment Form” available from the Agency or at http://www.nyc.gov/dof in order to provide the commissioner of the Department of Finance with information necessary for the Contractor to receive electronic funds transfer payments through the designated financial institution or authorized payment agent. The crediting of the amount of a payment to the appropriate account on the books of a financial institution or other authorized payment agent designated by the Contractor shall constitute full satisfaction by the City for the amount of the payment under this Agreement. The account information supplied by the Contractor to facilitate the electronic funds transfer shall remain confidential to the fullest extent provided by Law.
     B. The Agency Head may waive the application of the requirements of this Section to payments on contracts entered into pursuant to Charter § 315. In addition, the commissioner of the Department of Finance and the Comptroller may jointly issue standards pursuant to which the Agency may waive the requirements of this Section for payments in the following circumstances: (i) for individuals or classes of individuals for whom compliance imposes a hardship; (ii) for classifications or types of checks; or (iii) in other circumstances as may be necessary in the best interest of the City.
     C. This Section is applicable to contracts valued at Twenty-Five Thousand Dollars ($25,000) and above.
ARTICLE 12 — CLAIMS
     Section 12.01 Choice of Law
     This Agreement shall be deemed to be executed in the City and State of New York, regardless of the domicile of the Contractor, and shall be governed by and construed in accordance with the Laws of the State of New York (notwithstanding New York choice of law or conflict of law principles) and the Laws of the United States, where applicable.
     Section 12.02 Jurisdiction and Venue
     The parties agree that any and all claims asserted by or against the City arising under or related to this Agreement shall solely be heard and determined either in the courts of the United States located in the City or in the courts of the State located in the City and County of New York. The parties shall consent to the dismissal and/or transfer of any claims asserted in any

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other venue or forum to the proper venue or forum. If the Contractor initiates any action in breach of this Section, the Contractor shall be responsible for and shall promptly reimburse the City for any attorneys’ fees incurred by the City in removing the action to a proper court consistent with this Section.
     Section 12.03 Resolution of Disputes
     A. Except as provided in Subparagraphs (A)(1) and (A)(2) below, all disputes between the City and the Contractor that arise under, or by virtue of, this Agreement shall be finally resolved in accordance with the provisions of this Section and PPB Rule § 4-09. This procedure shall be the exclusive means of resolving any such disputes.
     1. This Section shall not apply to disputes concerning matters dealt with in other sections of the PPB Rules or to disputes involving patents, copyrights, trademarks, or trade secrets (as interpreted by the courts of New York State) relating to proprietary rights in computer software, or to termination other than for cause.
     2. For construction and construction-related services this Section shall apply only to disputes about the scope of work delineated by the Agreement, the interpretation of Agreement documents, the amount to be paid for extra work or disputed work performed in connection with the Agreement, the conformity of the Contractor’s work to the Agreement, and the acceptability and quality of the Contractor’s work; such disputes arise when the City Engineer, City Resident Engineer, City Engineering Audit Officer, or other designee of the Agency Head makes a determination with which the Contractor disagrees. For construction, this Section shall not apply to termination of the Agreement for cause or other than for cause.
     B. All determinations required by this Section shall be clearly stated, with a reasoned explanation for the determination based on the information and evidence presented to the party making the determination. Failure to make such determination within the time required by this Section shall be deemed a non-determination without prejudice that will allow application to the next level.
     C. During such time as any dispute is being presented, heard, and considered pursuant to this Section, the Agreement terms shall remain in full force and effect and, unless otherwise directed by the ACCO or Engineer, the Contractor shall continue to perform work in accordance with the Agreement and as directed by the ACCO or City Engineer, City Resident Engineer, City Engineering Audit Officer, or other designee of the Agency Head. Failure of the Contractor to continue the work as directed shall constitute a waiver by the Contractor of any and all claims being presented pursuant to this Section and a material breach of contract.
     D. Presentation of Dispute to Agency Head.
     1. Notice of Dispute and Agency Response. The Contractor shall present its dispute in writing (“Notice of Dispute”) to the Agency Head within the time specified herein, or, if no time is specified, within thirty (30) Days of receiving written notice of the determination or action that is the subject of the dispute. This notice requirement

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shall not be read to replace any other notice requirements contained in the Agreement. The Notice of Dispute shall include all the facts, evidence, documents, or other basis upon which the Contractor relies in support of its position, as well as a detailed computation demonstrating how any amount of money claimed by the Contractor in the dispute was arrived at. Within thirty (30) Days after receipt of the complete Notice of Dispute, the ACCO or, in the case of construction or construction-related services, the City Engineer, City Resident Engineer, City Engineering Audit Officer, or other designee of the Agency Head, shall submit to the Agency Head all materials he or she deems pertinent to the dispute. Following initial submissions to the Agency Head, either party may demand of the other the production of any document or other material the demanding party believes may be relevant to the dispute. The requested party shall produce all relevant materials that are not otherwise protected by a legal privilege recognized by the courts of New York State. Any question of relevancy shall be determined by the Agency Head whose decision shall be final. Willful failure of the Contractor to produce any requested material whose relevancy the Contractor has not disputed, or whose relevancy has been affirmatively determined, shall constitute a waiver by the Contractor of its claim.
     2. Agency Head Inquiry. The Agency Head shall examine the material and may, in his or her discretion, convene an informal conference with the Contractor and the ACCO and, in the case of construction or construction-related services, the City Engineer, City Resident Engineer, City Engineering Audit Officer, or other designee of the Agency Head, to resolve the issue by mutual consent prior to reaching a determination. The Agency Head may seek such technical or other expertise as he or she shall deem appropriate, including the use of neutral mediators, and require any such additional material from either or both parties as he or she deems fit. The Agency Head’s ability to render, and the effect of, a decision hereunder shall not be impaired by any negotiations in connection with the dispute presented, whether or not the Agency Head participated therein. The Agency Head may or, at the request of any party to the dispute, shall compel the participation of any other contractor with a contract related to the work of this Agreement and that contractor shall be bound by the decision of the Agency Head. Any contractor thus brought into the dispute resolution proceeding shall have the same rights and obligations under this Section as the Contractor initiating the dispute.
     3. Agency Head Determination. Within thirty (30) Days after the receipt of all materials and information, or such longer time as may be agreed to by the parties, the Agency Head shall make his or her determination and shall deliver or send a copy of such determination to the Contractor and ACCO and, in the case of construction or construction-related services, the City Engineer, City Resident Engineer, City Engineering Audit Officer, or other designee of the Agency Head, together with a statement concerning how the decision may be appealed.
     4. Finality of Agency Head Decision. The Agency Head’s decision shall be final and binding on all parties, unless presented to the Contract Dispute Resolution Board (“CDRB”) pursuant to this Section. The City may not take a petition to the CDRB. However, should the Contractor take such a petition, the City may seek, and the CDRB

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may render, a determination less favorable to the Contractor and more favorable to the City than the decision of the Agency Head.
     E. Presentation of Dispute to the Comptroller. Before any dispute may be brought by the Contractor to the CDRB, the Contractor must first present its claim to the Comptroller for his or her review, investigation, and possible adjustment.
     1. Time, Form, and Content of Notice. Within thirty (30) Days of receipt of a decision by the Agency Head, the Contractor shall submit to the Comptroller and to the Agency Head a Notice of Claim regarding its dispute with the Agency. The Notice of Claim shall consist of (i) a brief statement of the substance of the dispute, the amount of money, if any, claimed and the reason(s) the Contractor contends the dispute was wrongly decided by the Agency Head; (ii) a copy of the decision of the Agency Head; and (iii) a copy of all materials submitted by the Contractor to the Agency, including the Notice of Dispute. The Contractor may not present to the Comptroller any material not presented to the Agency Head, except at the request of the Comptroller.
     2. Agency Response. Within thirty (30) Days of receipt of the Notice of Claim, the Agency shall make available to the Comptroller a copy of all material submitted by the Agency to the Agency Head in connection with the dispute. The Agency may not present to the Comptroller any material not presented to the Agency Head, except at the request of the Comptroller.
     3. Comptroller Investigation. The Comptroller may investigate the claim in dispute and, in the course of such investigation, may exercise all powers provided in Admin. Code §§ 7-201 and 7-203. In addition, the Comptroller may demand of either party, and such party shall provide, whatever additional material the Comptroller deems pertinent to the claim, including original business records of the Contractor. Willful failure of the Contractor to produce within fifteen (15) Days any material requested by the Comptroller shall constitute a waiver by the Contractor of its claim. The Comptroller may also schedule an informal conference to be attended by the Contractor, Agency representatives, and any other personnel desired by the Comptroller.
     4. Opportunity of Comptroller to Compromise or Adjust Claim. The Comptroller shall have forty-five (45) Days from his or her receipt of all materials referred to in Paragraph (E)(3) above to investigate the disputed claim. The period for investigation and compromise may be further extended by agreement between the Contractor and the Comptroller, to a maximum of ninety (90) Days from the Comptroller’s receipt of all the materials. The Contractor may not present its petition to the CDRB until the period for investigation and compromise delineated in this Paragraph has expired. In compromising or adjusting any claim hereunder, the Comptroller may not revise or disregard the terms of the Agreement.
     F. Contract Dispute Resolution Board. There shall be a Contract Dispute Resolution Board composed of:

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     1. the chief administrative law judge of the Office of Administrative Trials and Hearings (“OATH”) or his or her designated OATH administrative law judge, who shall act as chairperson, and may adopt operational procedures and issue such orders consistent with this Section as may be necessary in the execution of the CDRB’s functions, including, but not limited to, granting extensions of time to present or respond to submissions;
     2. the City Chief Procurement Officer (“CCPO”) or his or her designee; any designee shall have the requisite background to consider and resolve the merits of the dispute and shall not have participated personally and substantially in the particular matter that is the subject of the dispute or report to anyone who so participated; and
     3. a person with appropriate expertise who is not an employee of the City. This person shall be selected by the presiding administrative law judge from a prequalified panel of individuals, established, and administered by OATH, with appropriate background to act as decision-makers in a dispute. Such individuals may not have a contract or dispute with the City or be an officer or employee of any company or organization that does, or regularly represent persons, companies, or organizations having disputes with the City.
     G. Petition to CDRB. In the event the claim has not been settled or adjusted by the Comptroller within the period provided in this Section, the Contractor, within thirty (30) Days thereafter, may petition the CDRB to review the Agency Head determination.
     1. Form and Content of Petition by the Contractor. The Contractor shall present its dispute to the CDRB in the form of a petition, which shall include (i) a brief statement of the substance of the dispute, the amount of money, if any, claimed, and the reason(s) the Contractor contends that the dispute was wrongly decided by the Agency Head; (ii) a copy of the decision of the Agency Head; (iii) copies of all materials submitted by the Contractor to the Agency; (iv) a copy of the decision of the Comptroller, if any, and (v) copies of all correspondence with, and material submitted by the Contractor to, the Comptroller’s Office. The Contractor shall concurrently submit four complete sets of the petition: one to the Corporation Counsel (Attn: Commercial and Real Estate Litigation Division), and three to the CDRB at OATH’s offices, with proof of service on the Corporation Counsel. In addition, the Contractor shall submit a copy of the statement of the substance of the dispute, cited in (i) above, to both the Agency Head and the Comptroller.
     2. Agency Response. Within thirty (30) Days of receipt of the petition by the Corporation Counsel, the Agency shall respond to the statement of the Contractor and make available to the CDRB all material it submitted to the Agency Head and Comptroller. Three complete copies of the Agency response shall be submitted to the CDRB at OATH’s offices and one to the Contractor. Extensions of time for submittal of the Agency response shall be given as necessary upon a showing of good cause or, upon the consent of the parties, for an initial period of up to thirty (30) Days.

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     3. Further Proceedings. The CDRB shall permit the Contractor to present its case by submission of memoranda, briefs, and oral argument. The CDRB shall also permit the Agency to present its case in response to the Contractor by submission of memoranda, briefs, and oral argument. If requested by the Corporation Counsel, the Comptroller shall provide reasonable assistance in the preparation of the Agency’s case. Neither the Contractor nor the Agency may support its case with any documentation or other material that was not considered by the Comptroller, unless requested by the CDRB. The CDRB, in its discretion, may seek such technical or other expert advice as it shall deem appropriate and may seek, on it own or upon application of a party, any such additional material from any party as it deems fit. The CDRB, in its discretion, may combine more than one dispute between the parties for concurrent resolution.
     4. CDRB Determination. Within forty-five (45) Days of the conclusion of all submissions and oral arguments, the CDRB shall render a decision resolving the dispute. In an unusually complex case, the CDRB may render its decision in a longer period of time, not to exceed ninety (90) Days, and shall so advise the parties at the commencement of this period. The CDRB’s decision must be consistent with the terms of this Agreement. Decisions of the CDRB shall only resolve matters before the CDRB and shall not have precedential effect with respect to matters not before the CDRB.
     5. Notification of CDRB Decision. The CDRB shall send a copy of its decision to the Contractor, the ACCO, the Corporation Counsel, the Comptroller, the CCPO, and, in the case of construction or construction-related services, the City Engineer, City Resident Engineer, City Engineering Audit Officer, or other designee of the Agency Head. A decision in favor of the Contractor shall be subject to the prompt payment provisions of the PPB Rules. The required payment date shall be thirty (30) Days after the date the parties are formally notified of the CDRB’s decision.
     6. Finality of CDRB Decision. The CDRB’s decision shall be final and binding on all parties. Any party may seek review of the CDRB’s decision solely in the form of a challenge, filed within four months of the date of the CDRB’s decision, in a court of competent jurisdiction of the State of New York, County of New York pursuant to Article 78 of the Civil Practice Law and Rules. Such review by the court shall be limited to the question of whether or not the CDRB’s decision was made in violation of lawful procedure, was affected by an error of Law, or was arbitrary and capricious or an abuse of discretion. No evidence or information shall be introduced or relied upon in such proceeding that was not presented to the CDRB in accordance with PPB Rules § 4-09.
     H. Any termination, cancellation, or alleged breach of the Agreement prior to or during the pendency of any proceedings pursuant to this Section shall not affect or impair the ability of the Agency Head or CDRB to make a binding and final decision pursuant to this Section.

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     Section 12.04 Claims and Actions
     A. Any claim against the City or Department based on this Agreement or arising out of this Agreement that is not subject to dispute resolution under the PPB Rules or this Agreement shall not be made or asserted in any legal proceeding, unless the Contractor shall have strictly complied with all requirements relating to the giving of notice and of information with respect to such claims as provided in this Agreement.
     B. No action shall be instituted or maintained on any such claims unless such action shall be commenced within six (6) months after the date of filing with the Comptroller of the certificate for the final payment under this Agreement, or within six (6) months of the termination or expiration of this Agreement, or within six (6) months after the accrual of the cause of action, whichever first occurs.
     Section 12.05 No Claim Against Officers, Agents or Employees
     No claim shall be made by the Contractor against any officer, agent, or employee of the City in their personal capacity for, or on account of, anything done or omitted in connection with this Agreement.
     Section 12.06 General Release
     The acceptance by the Contractor or its assignees of the final payment under this Agreement, whether by check, wire transfer, or other means, and whether pursuant to invoice, voucher, judgment of any court of competent jurisdiction or any other administrative means, shall constitute and operate as a release of the City from any and all claims of and liability to the Contractor, of which the Contractor was aware or should reasonably have been aware, arising out of the performance of this Agreement based on actions of the City prior to such acceptance of final payment, excepting any disputes that are the subject of pending dispute resolution procedures.
     Section 12.07 No Waiver
     Waiver by either the Department or the Contractor of a breach of any provision of this Agreement shall not be deemed to be a waiver of any other or subsequent breach and shall not be construed to be a modification of the terms of the Agreement unless and until the same shall be agreed to in writing by the parties as set forth in Section 9.01.
ARTICLE 13 — APPLICABLE LAWS
     Section 13.01 PPB Rules
     This Agreement is subject to the PPB Rules. In the event of a conflict between the PPB Rules and a provision of this Agreement, the PPB Rules shall take precedence.

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     Section 13.02 All Legal Provisions Deemed Included
     Each and every provision required by Law to be inserted in this Agreement is hereby deemed to be a part of this Agreement, whether actually inserted or not.
     Section 13.03 Severability / Unlawful Provisions Deemed Stricken
     If this Agreement contains any unlawful provision not an essential part of the Agreement and which shall not appear to have been a controlling or material inducement to the making of this Agreement, the unlawful provision shall be deemed of no effect and shall, upon notice by either party, be deemed stricken from the Agreement without affecting the binding force of the remainder.
     Section 13.04 Compliance With Laws
     The Contractor shall perform all services under this Agreement in accordance with all applicable Laws as are in effect at the time such services are performed.
     Section 13.05 Americans with Disabilities Act (ADA)
     A. This Agreement is subject to the provisions of Subtitle A of Title II of the Americans with Disabilities Act of 1990, 42 U.S.C. § 12131 et seq. (“ADA”) and regulations promulgated pursuant thereto, see 28 CFR Part 35. The Contractor shall not discriminate against an individual with a disability, as defined in the ADA, in providing services, programs, or activities pursuant to this Agreement. If directed to do so by the Department to ensure the Contractor’s compliance with the ADA during the term of this Agreement, the Contractor shall prepare a plan (“Compliance Plan”) which lists its program site(s) and describes in detail, how it intends to make the services, programs and activities set forth in the scope of services herein readily accessible and usable by individuals with disabilities at such site(s). In the event that the program site is not readily accessible and usable by individuals with disabilities, contractor shall also include in the Compliance Plan, a description of reasonable alternative means and methods that result in making the services, programs or activities provided under this Agreement, readily accessible to and usable by individuals with disabilities, including but not limited to people with visual, auditory or mobility disabilities. The Contractor shall submit the Compliance Plan to the ACCO for review within ten (10) Days after being directed to do so and shall abide by the Compliance Plan and implement any action detailed in the Compliance Plan to make the services, programs, or activities accessible and usable by the disabled.
     B. The Contractor’s failure to either submit a Compliance Plan as required herein or implement an approved Compliance Plan may be deemed a material breach of this Agreement and result in the City terminating this Agreement.

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     Section 13.06 Voter Registration
     A. Participating Agencies. Pursuant to Charter § 1057-a, if this Agreement is with a participating City agency and the Contractor has regular contact with the public in the daily administration of its business, the Contractor must comply with the requirements of this Section. The participating City agencies are: the Administration for Children’s Services; the City Clerk; the Civilian Complaint Review Board; the Commission on Human Rights; Community Boards; the Department of Small Business Services; the Department of Citywide Administrative Services; the Department of Consumer Affairs; the Department of Correction; the Department of Environmental Protection; the Department of Finance; the Department of Health and Mental Health; the Department of Homeless Services; the Department of Housing Preservation and Development; the Department of Parks and Recreation; the Department of Probation; the Taxi and Limousine Commission; the Department of Transportation; and the Department of Youth and Community Development.
     B. Distribution of Voter Registration Forms. In accordance with Charter § 1057-a, the Contractor, if it has regular contact with the public in the daily administration of its business under this Agreement, hereby agrees as follows:
     1. The Contractor shall provide and distribute voter registration forms to all persons together with written applications for services, renewal, or recertification for services and change of address relating to such services. Such voter registration forms shall be provided to the Contractor by the City. The Contractor should be prepared to provide forms written in Spanish or Chinese, and shall obtain a sufficient supply of such forms from the City.
     2. The Contractor shall also include a voter registration form with any Contractor communication sent through the United States mail for the purpose of supplying clients with materials for application, renewal, or recertification for services and change of address relating to such services. If forms written in Spanish or Chinese are not provided in such mailing, the Contractor shall provide such forms upon the Department’s request.
     3. The Contractor shall, subject to approval by the Department, incorporate an opportunity to request a voter registration application into any application for services, renewal, or recertification for services and change of address relating to such services provided on computer terminals, the World Wide Web or the Internet. Any person indicating that they wish to be sent a voter registration form via computer terminals, the World Wide Web or the Internet shall be sent such a form by the Contractor or be directed, in a manner subject to approval by the Department, to a link on that system where such a form may be downloaded.
     4. The Contractor shall, at the earliest practicable or next regularly scheduled printing of its own forms, subject to approval by the Department, physically incorporate the voter registration forms with its own application forms in a manner that permits the voter registration portion to be detached therefrom. Until such time when the Contractor amends its form, the Contractor should affix or include a postage-paid City Board of

Appendix A July 2010 Final
Elections voter registration form to or with its application, renewal, recertification, and change of address forms.
     5. The Contractor shall prominently display in its public office, subject to approval by the Department, promotional materials designed and approved by the City or State Board of Elections.
     6. For the purposes of Paragraph A of this Section, the word “Contractor” shall be deemed to include subcontractors having regular contact with the public in the daily administration of their business.
     7. The provisions of Paragraph A of this Section shall not apply to services that must be provided to prevent actual or potential danger to life, health, or safety of any individual or of the public.
     C. Assistance in Completing Voter Registration Forms. In accordance with Charter § 1057-a, the Contractor hereby agrees as follows:
     1. In the event the Department provides assistance in completing distributed voter registration forms, the Contractor shall also provide such assistance, in the manner and to the extent specified by the Department.
     2. In the event the Department receives and transmits completed registration forms from applicants who wish to have the forms transmitted to the City Board of Elections, the Contractor shall similarly provide such service, in the manner and to the extent specified by the Department.
     3. If, in connection with the provision of services under this Agreement, the Contractor intends to provide assistance in completing distributed voter registration forms or to receive and transmit completed registration forms from applicants who wish to have the forms transmitted to the City Board of Elections, the Contractor shall do so only by prior arrangement with the Department.
     4. The provision of Paragraph B services by the Contractor may be subject to Department protocols, including protocols regarding confidentiality.
     D. Required Statements. In accordance with Charter § 1057-a, the Contractor hereby agrees as follows:
     1. The Contractor shall advise all persons seeking voter registration forms and information, in writing together with other written materials provided by the Contractor or by appropriate publicity, that the Contractor’s or government services are not conditioned on being registered to vote.
     2. No statement shall be made and no action shall be taken by the Contractor or an employee of the Contractor to discourage an applicant from registering to vote or to encourage or discourage an applicant from enrolling in any particular political party.

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     3. The Contractor shall communicate to applicants that the completion of voter registration forms is voluntary.
     4. The Contractor and the Contractor’s employees shall not:
     a. seek to influence an applicant’s political preference or party designation;
     b. display any political preference or party allegiance;
     c. make any statement to an applicant or take any action the purpose or effect of which is to discourage the applicant from registering to vote; or
     d. make any statement to an applicant or take any action the purpose or effect of which is to lead the applicant to believe that a decision to register or not to register has any bearing on the availability of services or benefits.
     E. The Contractor, as defined above and in this Agreement, agrees that the covenants and representations in this Section are material conditions of this Agreement.
     F. The provisions of this Section do not apply where the services under this Agreement are supported by a federal or State grant of funds and the source of funds prohibits the use of federal or State funds for the purposes of this Section.
     Section 13.07 Participation in an International Boycott
     A. The Contractor agrees that neither the Contractor nor any substantially-owned affiliated company is participating or shall participate in an international boycott in violation of the provisions of the federal Export Administration Act of 1979, as amended, 50 U.S.C. Appendix. §§ 2401 et seq., or the regulations of the United States Department of Commerce promulgated thereunder.
     B. Upon the final determination by the Commerce Department or any other agency of the United States as to, or conviction of, the Contractor or a substantially-owned affiliated company thereof, of participation in an international boycott in violation of the provisions of the Export Administration Act of 1979, as amended, or the regulations promulgated thereunder, the Comptroller may, at his or her option, render forfeit and void this Agreement.
     C. The Contractor shall comply in all respects, with the provisions of Admin. Code § 6-114 and the rules issued by the Comptroller thereunder.
     Section 13.08 MacBride Principles
     A. In accordance with and to the extent required by Admin. Code § 6-115.1, the Contractor stipulates that the Contractor and any individual or legal entity in which the Contractor holds a ten percent (10%) or greater ownership interest and any individual or legal

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entity that holds a ten percent (10%) or greater ownership interest in the Contractor either (a) have no business operations in Northern Ireland, or (b) shall take lawful steps in good faith to conduct any business operations they have in Northern Ireland in accordance with the MacBride Principles, and shall permit independent monitoring of their compliance with such principles.
     B. The Contractor agrees that the covenants and representations in Paragraph A above are material conditions to this Agreement.
     C. This Section does not apply if the Contractor is a not-for-profit corporation.
     Section 13.09 Access to Public Health Insurance Coverage Information
     A. Participating Agencies. Pursuant to Charter § 1069, if this Agreement is with a participating City agency and the Contractor is one to whom this Section applies as provided in Paragraph B of this Section, the Contractor hereby agrees to fulfill the obligations in Paragraph C of this Section. The participating City agencies are: the Administration for Children’s Services; the City Clerk; the Commission on Human Rights; the Department for the Aging; the Department of Corrections; the Department of Homeless Services; the Department of Housing Preservation and Development; the Department of Juvenile Justice; the Department of Health and Mental Hygiene; the Department of Probation; the Department of Social Services/Human Resources Administration; the Taxi and Limousine Commission; the Department of Youth and Community Development; the Office to Combat Domestic Violence; and the Office of Immigrant Affairs.
     B. Applicability to Certain Contractors. This Section shall be applicable to a Contractor operating pursuant to an Agreement which (i) is in excess of $250,000 and (ii) requires such Contractor to supply individuals with a written application for, or written renewal or recertification of services, or request for change of address form in the daily administration of its contractual obligation to such participating City agency. “Contractors” to whom this Section applies shall be deemed to include subcontractors if the subcontract requires the subcontractor to supply individuals with a written application for, or written renewal or recertification of services, or request for change of address form in the daily administration of the subcontractor’s contractual obligation.
     C. Distribution of Public Health Insurance Pamphlet. In accordance with Charter § 1069, when the participating City agency supplies the Contractor with the public health insurance program options pamphlet published by the Department of Health and Mental Hygiene pursuant to Section 17-183 of the Admin. Code (hereinafter “pamphlet”), the Contractor hereby agrees as follows:
          1. The Contractor will distribute the pamphlet to all persons requesting a written application for services, renewal or recertification of services or request for a change of address relating to the provision of services.
          2. The Contractor will include a pamphlet with any Contractor communication sent through the United States mail for the purpose of supplying an individual

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with a written application for services, renewal or recertification of services or with a request for a change of address form relating to the provision of services.
          3. The Contractor will provide an opportunity for an individual requesting a written application for services, renewal or recertification for services or change of address form relating to the provision of services via the Internet to request a pamphlet, and will provide such pamphlet by United States mail or an Internet address where such pamphlet may be viewed or downloaded, to any person who indicates via the Internet that they wish to be sent a pamphlet.
          4. The Contractor will ensure that its employees do not make any statement to an applicant for services or client or take any action the purpose or effect of which is to lead the applicant or client to believe that a decision to request public health insurance or a pamphlet has any bearing on their eligibility to receive or the availability of services or benefits.
          5. The Contractor will comply with: (i) any procedures established by the participating City agency to implement Charter §1069; (ii) any determination of the commissioner or head of the participating City agency (which is concurred in by the commissioner of the Department of Health and Mental Hygiene) to exclude a program, in whole or in part, from the requirements of Charter § 1069; and (iii) any determination of the commissioner or head of the participating City agency (which is concurred in by the commissioner of the Department of Health and Mental Hygiene) as to which Workforce Investment Act of 1998 offices providing workforce development services shall be required to fulfill the obligations under Charter § 1069.
     D. Non-applicability to Certain Services. The provisions of this Section shall not apply to services that must be provided to prevent actual or potential danger to the life, health or safety of any individual or to the public.
ARTICLE 14 — MISCELLANEOUS PROVISIONS
     Section 14.01 Conditions Precedent
     A. This Agreement shall be neither binding nor effective unless and until it is registered pursuant to Charter § 328.
     B. The requirements of this Section shall be in addition to, and not in lieu of, any approval or authorization otherwise required for this Agreement to be effective and for the expenditure of City funds.
     Section 14.02 Merger
     This written Agreement contains all the terms and conditions agreed upon by the parties, and no other agreement, oral or otherwise, regarding the subject matter of this Agreement shall be deemed to exist or to bind either of the parties, or to vary any of the terms contained in this

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Agreement, other than a written change, amendment or modification duly executed by both parties pursuant to Article 9 of this Appendix A.
     Section 14.03 Headings
     Headings are inserted only as a matter of convenience and therefore are not a part of and do not affect the substance of this Agreement.
     Section 14.04 Notice
     A. The Contractor and the Department hereby designate the business addresses specified at the beginning of this Agreement as the places where all notices, directions, or communications from one such party to the other party shall be delivered, or to which they shall be mailed. Either party may change its notice address at any time by an instrument in writing executed and acknowledged by the party making such change and delivered to the other party in the manner as specified below.
     B. Any notice, direction, or communication from either party to the other shall be in writing and shall be deemed to have been given when (i) delivered personally; (ii) sent by certified mail, return receipt requested; (iii) delivered by overnight or same day courier service in a properly addressed envelope with confirmation; or (iv) sent by fax or email and, unless receipt of the fax or e-mail is acknowledged by the recipient by fax or e-mail, deposited in a post office box regularly maintained by the United States Postal Service in a properly addressed, postage pre-paid envelope.
     C. Nothing in this Section shall be deemed to serve as a waiver of any requirements for the service of notice or process in the institution of an action or proceeding as provided by Law, including the New York Civil Practice Law and Rules.

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AFFIRMATION
The undersigned proposer or bidder affirms and declares that said proposer or bidder is not in arrears to the City of New York upon debt, contract or taxes and is not a defaulter, as surety or otherwise, upon obligation to the City of New York, and has not been declared not responsible, or disqualified, by any agency of the City of New York, nor is there any proceeding pending relating to the responsibility or qualification of the proposer or bidder to receive public contract except ____________________________________________________.
Full name of Proposer or Bidder [below]
Prison Health Services, Inc.
Address 105 Westpark Drive, Suite 200
City Brentwood State TN Zip Code 37027
CHECK ONE BOX AND INCLUDE APPROPRIATE NUMBER:

☐	A —	Individual or Sole Proprietorships

SOCIAL SECURITY NUMBER _______________________________________________

☐	B —	Partnership, Joint Venture or other unincorporated organization

EMPLOYER IDENTIFICATION NUMBER _____________________________________

☐	C —	Corporation

EMPLOYER IDENTIFICATION NUMBER ______________________________________

By	/s/ Bill Fowler
Signature
Director of Taxation
Title

If a corporation place seal here
Must be signed by an officer or duly authorized representative.
*	Under the Federal Privacy Act, the furnishing of Social Security numbers by bidders or proposers on City contracts is voluntary. Failure to provide a Social Security number will not result in a bidder’s/proposer’s disqualification. Social Security numbers will be used to identify bidders, proposers or vendors to ensure their compliance with laws, to assist the City in enforcement of laws, as well as to provide the City a means of identifying businesses seeking City contracts.

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CERTIFICATION BY BROKER
     [Pursuant to Article Seven of Appendix A, every Certificate of Insurance must be accompanied by either the following certification by the broker setting forth the following text and required information and signatures or complete copies of all policies referenced in the Certificate of Insurance. In the absence of completed policies, binders are acceptable.]
CERTIFICATION BY BROKER
     The undersigned insurance broker represents to the City of New York that the attached Certificate of Insurance is accurate in all material respects, and that the described insurance is effective as of the date of this Certification.

Elizabeth Berger, Director Healthcare Practice

[Name of broker (typewritten)]

9821 Katy Freeway, Suite 700 Houston, TX 77024

[Address of broker (typewritten)]

/s/ Elizabeth Berger

[Signature of authorized officer of broker]

Gallagher Healthcare Arthur J. Gallagher Risk

[Name of authorized officer (typewritten)]

Thomas Sheridan Sr., Division President

[Title of authorized officer (typewritten)]

(800) - 733 - 4474

[Contact Phone Number for Broker (typewritten)]

Beth_Berger@ajg.com

[Email Address of Broker (typewritten)]
Sworn to before me this
3rd day of December, 2010

/s/ Danna Labarbera
NOTARY PUBLIC